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                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        March 1, 1999


                     EATON VANCE TAX-MANAGED GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:
                                                                           Page
    Strategies and Risks .............................................        2
    Investment Restrictions ..........................................        5
    Management and Organization ......................................        6
    Investment Advisory and Administrative Services ..................       10
    Other Service Providers ..........................................       11
    Purchasing and Redeeming Shares ..................................       12
    Sales Charges ....................................................       14
    Performance ......................................................       17
    Taxes ............................................................       18
    Portfolio Security Transactions ..................................       20
    Financial Statements .............................................       21

Appendices:
    A: Class A Fees, Performance and Ownership .......................      a-1
    B: Class B Fees, Performance and Ownership .......................      b-1
    C: Class C Fees, Performance and Ownership .......................      c-1

    THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                             STRATEGIES AND RISKS

It is the policy of the Portfolio to invest in a broadly diversified selection of equity securities, emphasizing common stocks of domestic and foreign growth companies that are considered to be high in quality and attractive in their long-term investment prospects. The Portfolio may invest in investment-grade preferred stocks and debt securities, but purchase of such securities will normally be limited to securities convertible into common stocks and temporary investments in short-term notes or government obligations.

TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of an equity mutual fund -- price appreciation, distributions of income and distributions of realized short-term and long-term capital gains -- which are treated differently for federal income tax purposes. Distributions of net investment income and net realized short-term gains (on stocks held less than 12 months) are taxed as ordinary income, at rates as high as 39.6%. Distributions of realized long-term gains (on stocks held at least 12 months) are taxed at rates up to 20%. Returns derived from price appreciation are untaxed until the shareholder redeems. Upon redemption, a capital gain equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized.

    The Fund is similar to retirement planning products such as variable annuities and IRAs in that they are vehicles for long-term, tax-deferred investing. As a mutual fund, however, the Fund avoids a number of structural disadvantages inherent in a variable annuity--including the limitations and penalties on early withdrawals, the taxing of all income and gain upon withdrawal at ordinary income rates, and the inability to gain a step up in basis at death. Variable annuities offer tax-free exchanges and a death benefit, which are not offered by the Fund. Eligibility to invest in IRAs and annual contributions to IRAs are limited. Contributions to deductible IRAs can be made from pre-tax dollars and distributions from Roth IRAs are not taxed if certain requirements are met.

    An analysis of long-term hypothetical returns achievable from a tax-managed equity fund that achieves returns predominantly from unrealized gains compared to a conventional equity mutual fund and a variable annuity can illustrate the fundamental soundness of a tax-managed equity fund investment. Assuming identical annual pre-tax returns, over a holding period of several years a tax-managed fund can generate liquidation proceeds higher than a conventional managed equity mutual fund and a variable annuity. If the investments are passed into an estate (thereby triggering a step-up in basis), the relative performance advantage of a tax-managed fund compared to a conventional fund or to a variable annuity can be substantial, again assuming equivalent annual returns before taxes. Of course, actual returns achieved by long-term investors in the Fund cannot be predicted.

FOREIGN SECURITIES. Investing in securities issued by foreign-domiciled companies may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

DERIVATIVE INVESTMENTS. The Portfolio may purchase or sell derivative instruments to hedge against securities price declines and currency movements, to enhance returns and as a substitute for the purchase and sale of securities. Transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) may be conducted in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held; equity swaps; and the purchase and sale of forward currency exchange contracts and currency futures. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable current tax treatment, lower transaction costs, or greater liquidity. While many derivative instruments have built-in leveraging characteristics, the Portfolio will not use them for the purpose of leverage. The purchase and sale of derivative instruments is a highly specialized activity that can expose the Portfolio to a significant risk of loss. The use of futures for nonhedging purposes is limited by regulations of the Commodity Futures Trading Commission ("CFTC"). There can be no assurance that the use of derivative instruments will be advantageous.

EQUITY SWAPS AND OTC OPTIONS. Equity swaps and over-the-counter options contracts will only be entered into with counterparties whose credit quality or claims paying ability are considered to be investment grade by the investment adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of net assets. As described below, the Portfolio's investment in illiquid assets, which may include certain equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers generally do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the investment adviser desire to resell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES. Forward foreign currency contracts ("forward contracts") are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The investment adviser may enter into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible.

    Currency futures contracts are exchange-traded instruments that may be used for the purposes described in the preceding paragraphs as an alternative to the purchase or sale of forward currency exchange contracts. Currency futures contracts are similar in structure to stock index futures contracts, but change in value to reflect the movements of a currency or basket of currencies rather than a stock index. Investments in currency contracts are subject to limitations and restrictions similar to those set forth for investments in stock index futures and options on stock index futures.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against the position held and that a loss will result. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received. Derivative instruments may sometimes increase or leverage exposure to a particular market risk. Leverage enhances exposure to the price volatility of derivative instruments. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and other assets held in the portfolio. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions and limiting losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the 15% limit on illiquid investments. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which derivative instruments may be purchased and sold. Transactions in futures contracts and related options will be entered into only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for federal income tax purposes.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. All futures contracts will be traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, futures contracts may only be entered into if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of net asset value, after taking into account unrealized profits and losses on such positions.

    In order to hedge current or anticipated portfolio positions, futures contracts on securities held or on securities with characteristics similar to those of the securities held may be used. If, in the opinion of the investment adviser, there is a sufficient degree of correlation between price trends for the securities held and futures contracts based on other financial instruments, securities indices or other indices, such futures contracts may also be entered into as part of its hedging strategy.

    All call options on securities written will be covered. This means that, the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding.

SHORT SALES AGAINST-THE-BOX. The Portfolio may sell securities short where it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a gain to be recognized. The investment adviser expects normally to close short sale against-the-box transactions by delivering newly-acquired stock. No more than 25% of assets is expected to be subject to short-sales against-the-box at any one time.

    The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days after the end of the taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be sufficiently creditworthy and when, in the judgment of the investment adviser, the consideration which can be earned from securities loans of this type, net of administrative expenses and finders' fees, justifies the attendant risk. Under present regulatory policies of the Commission, securities loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. Securities will be loaned only to borrowers whose credit quality or claims paying ability is considered to be investment grade by the investment adviser. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If a borrower of securities defaults on a securities loan, the Potfolio will, under proposed Treasury Regulations, be considered to have disposed of the securities in a taxable transaction. Delays may be experienced in the recovery or loss of rights in loaned securities if a borrower of securities fails financially. The lender of the securities would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The lender of the securities would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The lender would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Securities lending involves administrative expenses, including finders' fees. If the investment adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets.

ASSET COVERAGE REQUIREMENTS. Transactions involving swaps, short sales, forward contracts, futures contracts and options (other than options that the Portfolio has purchased) create an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, swaps, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Only the net obligation of a swap will be covered. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of assets to segregated accounts or to cover could impede portfolio management or the ability to meet redemption requests or other current obligations.

SELECTION OF SECURITIES USED TO MEET REDEMPTIONS. Investors in the Portfolio (including the Fund) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Redemptions by the Fund's shareholders currently are met entirely in cash, but distributions of securities generally are used to meet redemptions by investors in the Portfolio who have contributed securities and may in the future be used to meet redemptions by the Fund's shareholders. See "Redeeming Shares" in the prospectus. The Portfolio's ability to select the securities used to meet redemptions is limited with respect to redemptions by investors who contributed securities, and with respect to the securities contributed by such investors. Within seven years of a contribution of securities (or, for securities contributed prior to June 9, 1997, within five years of contribution), (the "initial holding period") the Portfolio will not distribute such securities to any investor other than the contributing investor. In meeting a redemption of an investor who contributed securities within the initial holding period after the contribution by such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of the initial holding period, redeeming investors in the Portfolio who contributed securities generally may request a diversified basket of securities, the composition of which will be determined in the investment adviser's discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during the initial holding period) and, consequently, may adversely affect the performance of the Portfolio and the Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemptions. It is impossible to predict whether the net result will be beneficial or detrimental to the Fund's performance.

TEMPORARY INVESTMENTS. Under unusual market conditions, the Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other equity mutual funds and will generally not exceed 20% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater trading expenses to the Portfolio.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

        (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

        (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

        (3) Engage in the underwriting of securities; or

        (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

        (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

        (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

        (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in any one industry.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trustees with respect to the Fund without shareholder approval or with respect to the Portfolio without approval of the Fund or its other investors. The Fund and the Porffolio will not:

        (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust, or its delegate, determines to be liquid; or

        (b) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Portfolio to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in common stock. Moreover, the Portfolio must always be in compliance with the borrowing policy and 15% limitation on investing in illiquid securities set forth above.

                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, are indicated by an asterisk(*).

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

JESSICA M. BIBLIOWICZ (39), Trustee
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July, 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July, 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, NY 10020

DONALD R. DWIGHT (67), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee of the Trust
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JOHN L. THORNDIKE (72), Trustee
Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (69), Trustee
Investment adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

WILLIAM H. AHERN, JR. (39), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (55), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), Vice President of the Trust
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON (41), Vice President of the Portfolio
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

MICHAEL B. TERRY (56), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), Treasurer
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Board of Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustees. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Fund (and the other series of the Trust) and of the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended October 31, 1998, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the Trust and the Portfolio and, for the year ended December 31, 1998, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex
(1):

         SOURCE OF        JESSICA M.       DONALD R.       SAMUEL L.       NORTON H.        LYNN A.         JOHN L.         JACK L.
       COMPENSATION     BIBLIOWICZ(9)       DWIGHT        HAYES, III        REAMER         STOUT(9)       THORNDIKE        TREYNOR
       ------------     -------------       ------        ----------        ------         --------       ---------        -------
Trust(2) ..............    $  --           $  7,534        $  7,910        $  7,427        $  --           $  7,656       $  8,311
Portfolio .............       --              6,433(3)        6,538(4)        6,212           --              6,397(5)       6,990
Trust and Fund
  Complex .............     33,333          160,000(6)      170,000(7)      160,000         33,333          160,000(8)     170,000

------------
(1) As of March 1, 1999, the Eaton Vance Fund complex consists of 152 registered investment companies or series thereof.
(2) The Trust consisted of 12 Funds as of October 31, 1998.
(3) Includes $3,233 of deferred compensation.
(4) Includes $2,237 of deferred compensation.
(5) Includes $6,385 of deferred compensation.
(6) Includes $60,000 of deferred compensation.
(7) Includes $41,563 of deferred compensation.
(8) Includes $119,091 of deferred compensation.
(9) Ms. Bibliowicz and Ms. Stout were elected Trustees on October 30, 1998 and receive compensation approximating the other
    Trustees.

ORGANIZATION. The Fund is a series of the Trust, which is organized under Massachusetts law and is operated as an open-end management investment company. The Fund (formerly EV Marathon Tax-Managed Growth Fund) established 3 classes of shares on November 1, 1997 -- Class A shares (formerly EV Traditional Tax-Managed Growth Fund), Class B shares and Class C shares (formerly EV Classic Tax-Managed Growth Fund) of Eaton Vance Tax-Managed Growth Fund. Information herein prior to such date is for the Fund before it became a multiple-class fund. Class A and Class C are successors to the operations of separate series of the Trust.

    The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement on average daily net assets up to $1.5 billion, see the prospectus. On net assets of $1.5 billion and over the annual fee is reduced and the advisory fee is computed as follows:

                                                         ANNUALIZED FEE RATE
AVERAGE DAILY NET ASSETS FOR THE MONTH                    (FOR EACH LEVEL)
--------------------------------------                    ----------------
$1.5 billion but less than $7 billion                         0.4375%
$7 billion but less than $10 billion                          0.4250%
$10 billion and over                                          0.4125%

    As of October 31, 1998, the Portfolio had net assets of $6,985,678,484. For the fiscal years ended October 31, 1998 and 1997 and for the period from the start of business, December 1, 1995, to October 31, 1996, the Portfolio paid BMR advisory fees of $24,370,514, $9,455,900 and $2,116,576, respectively,
(equivalent to 0.47%, 0.53% and 0.618% (annualized), respectively, of the Portfolio's average daily net assets for each such year).


    The Investment Advisory Agreement with BMR continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, and Rowland, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EXPENSES. The Fund and Portfolio are each responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and those resulting from the fee paid to the principal underwriter for repurchase transactions.

                           OTHER SERVICE PROVIDERS


PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class
B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.


CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at the last sale prices or, if there were no sales on a particular day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.


ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".


    In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and, hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

SALES CHARGE WAIVERS. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of invetment dealers; to officers and employees of IBT and the transfer agent; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account.

STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the transfer agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS. The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the principal underwriter and investment dealers in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. For the service fees paid by Class A shares, see Appendix A.

    The Trust has also adopted compensation-type Distribution Plans (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. The Class B and Class C Plans provide that the Fund will pay sales commissions and distribution fees to the principal underwriter only after and as a result of the sale of shares. On each sale of shares (excluding reinvestment of distributions), the Fund will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by the Fund for each share sold and
(ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the principal underwriter. To pay these amounts, each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses. For sales of Class B shares, the principal underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to investment dealers at the time of sale equal to 4% of the purchase price of the Class B shares sold by such dealers. For Class C shares, the principal underwriter currently expects to pay to an investment dealer (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such dealer, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the sales commission as reimbursement for the sales commissions paid to investment dealers at the time of sale. CDSCs paid to the principal underwriter will be used to reduce amounts owed to it. The Class B and Class C Plans provide that the Fund will make no payments to the principal underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the principal underwriter. CDSCs and accrued amounts will be paid by the Trust to the principal underwriter whenever there exist uncovered distribution charges. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales commissions paid by the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For the sales commissions and CDSCs paid on (and uncovered distribution charges of) Class B and Class C shares, see Appendix B and Appendix C, respectively.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Class B and Class C Plans by the Trust to the principal underwriter and CDSCs theretofore paid or payable to the principal underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through investment dealers), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Class B and Class C Plans.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid by Class B and Class C shares, see Appendix B and Appendix C, respectively.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A and Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Class A, Class B and Class C Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period,
(ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment, and (iv) the deduction of any CDSC at the end of the period. Total returns may also be calculated based on a purchase at net asset value and at varying sales charge levels. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    The Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs") and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at net asset value on the reinvestment date.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors. The Fund's performance may differ from that of other investors in the Portfolio, and other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    Information about the allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- costs associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    Each series of the Trust, is treated as a separate entity for federal income tax purposes. The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of any investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of any net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax.

    Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid excise tax, the Code requires the Fund to distribute by the end of each calendar year substantially all of its ordinary income for such year and capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Under current law, provided the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their Fund Shares by an amount equal to 65% of the amount of undistributed capital gain included in their gross income.

    A portion of distributions made by the Fund (that are derived from dividends received by the Portfolio) from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

    Under the Code, the redemption or exchange of shares of a RIC normally results in capital gain or loss if such shares are held as capital assets. However, a loss realized on a redemption or other disposition of Fund shares may be disallowed under certain "wash sale" rules if shares of the Fund are acquired within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Any loss realized upon the redemption or exchange of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares.

    Certain investors in the Portfolio, including RICs, have acquired interests in the Portfolio by contributing securities. Due to tax considerations, during the first seven years following the contribution of securities (or within five years for securities contributed prior to June 9, 1997) to the Portfolio by an investor, such securities will not be distributed to any investor other than the investor who contributed those securities. Investors who acquire an interest in the Portfolio by contributing securities and who redeem that interest within the applicable time period will generally receive back one or more of the securities they contributed. In partial redemptions by such investors during this period, the Portfolio will attempt to accommodate requests to distribute initially those contributed securities and share lots with the highest cost basis.

    The Portfolio has significant holdings of highly appreciated securities that were contributed to the Portfolio by investors other than the Fund. If such securities were to be sold, the resulting capital gain would be allocated disproportionately among the Portfolio's investors, with the result that the Fund would not be subject to taxation on any gain arising prior to the contribution of the securities to the Portfolio.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of certain other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to BMR, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of services rendered by the firm in this and other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR may receive Research Services from broker-dealer firms with which it places the portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio securitiy transactions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    The Fund and BMR may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by BMR in connection with its investment responsibilities. The investment companies sponsored by BMR or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including BMR, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that BMR shall use its best efforts to seek to execute portfolio security transactions of the Fund at advantageous prices and at reasonably competitive commission rates or spreads, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Porttolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits from BMR's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal years ended October 31, 1998 and 1997 and for the period from the Portfolio's start of business, December 1, 1995, to October 31, 1996, the Portfolio paid brokerage commissions of $2,367,391, $1,019,496 and $144,815, respectively, on portfolio security transactions. Of these amounts, approximately $1,542,207, $832,436 and $112,018, respectively, was paid in respect of portfolio security transactions aggregating approximately $2,248,322,320, $740,796,988 and $89,523,457, respectively, to firms which provided some Research Services to the investment adviser's organization (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                             FINANCIAL STATEMENTS

    The audited financial statements of and the independent auditors' reports for the Fund and the Portfolio, appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                  APPENDIX A

                   CLASS A FEES, PERFORMANCE AND OWNERSHIP

SERVICE FEES
    For the fiscal year ended October 31, 1998, Class A made service fee payments under the Service Plan aggregating $256,146, of which $249,006 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges paid in connection with sales of Class A shares during the fiscal year ended October 31, 1998 was $15,839,512, of which $2,265,177 was received by the principal underwriter. For the fiscal year ended October 31, 1998, Authorized Firms received $13,574,335 from the total sales charges.

    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class A paid the principal underwriter $7,530 for repurchase transactions handled by it.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class A. Total return prior to March 28, 1996 reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                    VALUE OF $1,000 INVESTMENT

                                                                              TOTAL RETURN                    TOTAL RETURN
                                                                           EXCLUDING MAXIMUM               INCLUDING MAXIMUM
                                          VALUE OF       VALUE OF             SALES CHARGE                    SALES CHARGE
       INVESTMENT          INVESTMENT      INITIAL      INVESTMENT   ------------------------------  ----------------------------
         PERIOD               DATE       INVESTMENT    ON 10/31/98     CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
         ------               ----       ----------    -----------     ----------      ----------      ----------      ----------
10 Years Ended
  10/31/98                  10/31/88       $942.41      $4,761.23       405.23%          17.58%         376.12%          16.89%
5 Years Ended
  10/31/98                  10/31/93       $942.24      $2,564.82       172.20%          22.17%         156.48%          20.73%
1 Year Ended
  10/31/98                  10/31/97       $942.24      $1,100.77        16.83%          16.83%          10.08%          10.08%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of the Fund. As of February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 10.5% of the outstanding Class A shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                                  APPENDIX B

                   CLASS B FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION AND SERVICE FEES
    During the fiscal year ended October 31, 1998, the principal underwriter paid to investment dealers sales commissions of $46,404,669 on sales of Class B shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $9,091,696 and the principal underwriter received approximately $1,991,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $73,999,000 (which amount was equivalent to 4.1% of Class B net assets on such date). During the fiscal year ended October 31, 1998, Class B made service fee payments to the principal underwriter and investment dealers aggregating $785,732, of which $784,585 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class B paid the principal underwriter $17,845 for repurchase transactions handled by it.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares of the Fund. Total return for Class B prior to March 28, 1996 reflects the total return of another investor in the Portfolio, adjusted to reflect the Class B sales charge. This total return has not been adjusted to reflect certain other Class B expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal vaue will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT
                                              VALUE OF          VALUE OF
                                             INVESTMENT        INVESTMENT
                                               BEFORE            AFTER            TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DEDUCTING THE    DEDUCTING THE        DEDUCTING THE CDSC           DEDUCTING THE CDSC
 INVESTMENT     INVESTMENT    AMOUNT OF         CDSC              CDSC        --------------------------    ------------------------
   PERIOD          DATE       INVESTMENT     ON 10/31/98      ON 10/31/98       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
   ------          ----       ----------     -----------      -----------       ----------    ----------    ----------    ----------
10 Years Ended
10/31/98         10/31/88       $1,000        $4,953,88        $4,953.88         395.39%        17.35%        395.39%       17.35%
5 Years Ended
10/31/98         10/31/93       $1,000        $2,668.95        $2,648.95         166.90%        21.69%        164.90%       21.51%
1 Year Ended
8/31/98          10/31/97       $1,000        $1,159.46        $1,109.46          15.95%        15.95%         10.95%       10.95%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of the Fund. As of February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 19.4% of the outstanding Class B shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                   CLASS C FEES, PERFORMANCE AND OWNERSHIP

DISTRIBUTION AND SERVICE FEES
    During the fiscal year ended October 31, 1998, the principal underwriter paid to investment dealers sales commissions of $1,097,560 on sales of Class C shares. During the same period, the Fund made distribution payments to the principal underwriter under the Distribution Plan aggregating $2,538,292 and the principal underwriter received approximately $151,000 in CDSCs imposed on early redeeming shareholders. These distribution payments and CDSC payments reduced uncovered distribution charges under the Plan. As at October 31, 1998, the outstanding uncovered distribution charges of the principal underwriter calculated under the Plan amounted to approximately $31,143,000 (which amount was equivalent to 5.9% of Class C's assets on such date). During the fiscal year ended October 31, 1998, Class C made service fee payments to the principal underwriter and investment dealers aggregating $1,326,067 of which $799,355 was paid to investment dealers and the balance of which was retained by the principal underwriter.

PRINCIPAL UNDERWRITER
    The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the principal underwriter. For the fiscal year ended October 31, 1998, Class C paid the principal underwriter $5,620 for repurchase transactions handled by it.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000. Total return prior to November 1, 1997 reflects the total return of the predecessor to Class C. Total return prior to August 2, 1996 reflects the total return of Class B adjusted to reflect the Class C sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                   VALUE OF A $1,000 INVESTMENT

                                             VALUE OF         VALUE OF
                                              INVEST-          INVEST-
                                           MENT BEFORE DE-  MENT AFTER DE-      TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DUCTING THE      DUCTING THE         DEDUCTING THE CDSC          DEDUCTING THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF        CDSC             CDSC         --------------------------  ------------------------
    PERIOD          DATE      INVESTMENT     ON 10/31/98      ON 10/31/98     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ---------
10 Years Ended
10/31/98          10/31/88      $1,000        $4,921.00        $4,921.00       392.10%        17.27%       392.10%        17.27%
5 Years Ended
10/31/98          10/31/93      $1,000        $2,651.20        $2,651.20       165.12%        21.53%       165.12%        21.53%
1 Year Ended
10/31/98          10/31/97      $1,000        $1,157.52        $1,147.52        15.75%        15.75%        14.75%        14.75%

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at February 1, 1999, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class C shares of the Fund. As at February 1, 1999, Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL was the record owner of approximately 30.7% of the outstanding Class C shares which are held on behalf of their customers who are the beneficial owners of such shares, and as to which they have voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class C shares as of such date.

[LOGO OF EATON VANCE APPEARS HERE]     [PHOTO OF STATUE OF LIBERTY APPEARS HERE]

           Mutual Funds

           for People

           Who Pay

           Taxes

Annual Report October 31, 1998

[PHOTO OF WALL STREET SIGN APPEARS HERE]

                                  EATON VANCE
                                  TAX-MANAGED
                                    GROWTH
                                     FUND

[PHOTO OF IRS FORM 1120 - CORPORATE TAX RETURN & CALCULATOR APPEARS HERE]

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

During the year ended October 31, 1998, Eaton Vance Tax-Managed Growth Fund had a total return of 16.8% for Class A shares, 16.0% for Class B shares, and 15.8% for Class C shares./1/ For Class A, this return resulted from an increase in net asset value (NAV) to $17.15 per share on October 31, 1998 from $14.68 per share on October 31, 1997. For Class B, NAV increased to $16.87 from $14.55, and for Class C, to $16.24 from $14.03. These returns compared very favorably to the average total return for mutual funds in the Lipper Growth Funds Category, which was 9.6% during the same period.*

Continued stock price volatility in 1998 has resulted in an unusual mix of confidence and uncertainty ...

In 1998, a number of factors have contributed to an investment environment almost unprecedented in its volatility. The Dow Jones Industrial Average saw a tremendous rally in the first four months of 1998, followed by a turbulent summer, a dizzying decline in September that erased the year's gains, then a near-full recovery in October. Investor confidence, bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation, kept stock valuations relatively high. However, the dangers that precipitated the market's mid-year plunge still lurk on the horizon: Asian economies, while stabilized, are still not strong; corporate earnings have been lackluster; and ongoing currency crises in Japan and Brazil continue to worry credit markets.

 ...While providing opportunities for the tax-conscious investor...

In such a turbulent environment, most actively managed mutual funds not focused specifically on tax efficiency typically had a high rate of turnover and, subsequently, higher taxable distributions to shareholders. Eaton Vance Tax-Managed Growth Fund, however, aims to provide high after-tax returns, and its management employs a style that is consistent with this objective. This is an especially important consideration, given that after much debate, Congress approved no new tax cuts in its most recent session.

Volatility in the stock market can be troubling, but Eaton Vance believes that, as a normal and even healthy part of the investment process, it can also present good opportunities for long-term investors. Beginning on the following page, Portfolio Manager Duncan W. Richardson discusses the past 12 months and offers his outlook for the year ahead.

                                   Sincerely,

                                   /s/ James B. Hawkes

                                   James B. Hawkes,
                                   President
                                   December 8, 1998

--------------------------------------------------------------------------------
Fund Information
as of October 31, 1998

Performance/2/                  Class A      Class B     Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          16.8%       16.0%       15.8%
Life of Fund+                     23.2        22.3        24.1

--------------------------------------------------------------------------------
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          10.1%       11.0%       14.8%
Life of Fund+                     20.4        21.2        24.1

+Inception dates: Class A and Class B: 3/28/96; Class C: 8/2/96

Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
By total net assets
Automatic Data Processing, Inc.      2.0%
Lexmark International Group, Inc.    1.8
SunAmerica, Inc.                     1.8
Xerox Corp.                          1.8
Albertson's, Inc.                    1.7
Unilever ADR                         1.6
Johnson & Johnson Co.                1.6
Omnicom Group, Inc.                  1.5
Marsh & McLennan Cos., Inc.          1.5
Home Depot, Inc. (The)               1.5

*/1/ These returns do not include the 5.75% maximum sales charge for the Fund's
     Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. /3/ As of 10/31/98. Ten largest holdings accounted for 16.8% of the Portfolio's investments. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     It is not possible to invest directly in a Lipper Category or an Index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

An interview with Duncan W. Richardson, Vice President and Portfolio Manager of Tax-Managed Growth Portfolio

[PHOTO OF DUNCAN W. RICHARDSON, PORTFOLIO MANAGER APPEARS HERE]

Q: Duncan, what can you tell us about the extreme highs and lows of the stock market over the past year?

A: The market volatility that began in 1997 was amplified in 1998. At this time last year, we were talking about the concern that the Asian economies would be collapsing. That fear turned out to be well-founded, but the U.S. market rallied dramatically between January and April. An already high valuation range for stocks was stretched to historic levels. With higher valuation levels comes higher risk. In this environment, any external shock can have an amplified effect on the market. We have seen overreactions to political developments, the economic slowdowns overseas, the risk of currency devaluations, and the deflationary threat. All have swung the market wildly in the last several months.

Q:   How did the Portfolio perform in this context?

A: Overall, we have continued to do quite well despite increasing volatility in the marketplace. We significantly outperformed the Lipper Growth Fund Category for the 12-month period ended October 31, 1998; Class A shares had a 16.8% return, versus the average Lipper return of 9.6%. Year in and year out, our goal is to be in the top quintile of pre-tax performance for all growth funds, and the top decile for after-tax performance.

     Our Fund "corrected" in line with the rest of the market. At this writing, it continues to lag the S&P 500 Index for the year, but we've actually done better than some of our more aggressive competitors whose portfolios are more concentrated, that is, less diversified, than ours. Our style tends to benefit from some volatility and we try to be no riskier than the S&P 500 benchmark, which I think has become increasingly risky in the past year.

Q:   Is there one factor that drives the performance of this Portfolio?

A: I think it's important to understand that the performance of the Portfolio can't be attributed to one particular stock or one particular sector. How the Portfolio does depends more on our ability to correctly evaluate the earnings potential of scores of quality growth companies. We have an extremely well seasoned team of analysts, averaging 16 years of experience in their areas of research. Strong research is central to Eaton Vance's fundamental approach to growth stock investing.

     As a growth fund, we look for companies with a history of strong earnings and future growth potential. We are disciplined and don't want to overpay for earnings that might not be delivered. The turbulent economic environment around the world puts corporate earnings at risk. Companies have been lowering their guidance for earnings, and as a result there have been some dramatic devaluations of individual stocks and sectors. We have used this near-term fear and uncertainty to our advantage, taking the opportunity to invest when our favored stocks were "on sale."

     We are patient in accumulating positions in companies that can grow their earnings over a 5-year investment horizon. An "ideal" entry point is one where we have the expectation of the stock doubling over a 5-year period. A good example of this is Gillette Corporation, in which we have built a position over the past several months. We've been able to buy it recently at prices where we think it makes a good deal of long-term investment sense.

Q:   How do you decide when to sell a stock?

A: Our "selling discipline" is a key factor in producing high pre-tax and after-tax returns. The most important part of our sell discipline is to address any mistakes we may have made early. When a stock we hold underperforms the market by 10% or more from our cost, we

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

     will sell the stock and take a loss. This is a good investment practice to preserve capital and it also makes sense with regard to taxes. Taking a limited loss by selling stock allows us to offset gains taken elsewhere, thereby limiting or eliminating any yearly capital gains distributions.

     Selling an underperforming stock gives us a better perspective from which to reevaluate both our original investment case and the company's current fundamentals. Often, with emotion-driven volatility, we've had opportunities to buy back a stock at a lower price than we sold it. We want to own stocks for a minimum of five years, so we can easily sit out of an investment for 30 days. Our selling discipline helps keep the Fund in the right investments at the right prices and adds to the tax efficiency of our results.

Q:   What about a selling discipline for your "winners"?

A: I will generally lower the exposure of the Portfolio to an individual stock when it reaches 3 - 4% of the Portfolio, or if there has been a change in the company's fundamentals. We make every effort to ensure any gains taken are from the most favorable tax lots.

Q: Earlier you referred to the Portfolio as more diversified than some of its competitors.Would you elaborate?

A: Certainly. There are other funds that focus more on specific sectors and have higher concentrations in individual stocks. However, we don't radically overweight or underweight any particular sector, and our top holdings tend to be 1 1/2-2% of the Portfolio, versus 3-4% positions held in other funds. We view diversification as a partial shock absorber. Equity investors must take some market risk in order to participate in the higher returns equities can offer, but my mantra for this Fund is "No unnecessary risks." We attempt to minimize our stock-specific and sector-specific risks.

     Another factor distinguishes this Portfolio from passively managed index funds and other "momentum"-style funds. A passive fund "automatically" buys securities based on market capitalizations without regard to fundamentals or prices. For example, we saw the recent dip in Gillette's stock price as a buying opportunity, while an index fund was buying more Gillette than ever before at the 52-week high. Our active management style allows us to take advantage of market volatility, rather than become a victim of it.

Q: What can you tell us about the Portfolio's top holding, Automatic Data Processing?

A: This is a great example of a growth stock. We believe that over the long haul, stock prices follow earnings. ADP has one of the best track records for double-digit earnings growth, and we believe that the earnings stream will continue to grow. As a long-term investor, that's exactly what we're looking for. In addition, as a tax-conscious investor, we love this company because we can use a buy-and-hold forever strategy. As long as the company's growth continues, we will remain as investors. While the stock has done well, at less than 2% of the Portfolio, I'm not yet worried about too much stock-specific risk in Automatic Data, especially since their fundamentals remain on track.

Q: It seems there has been an increased awareness of tax-managed investing of late. Why is that so?

A: Thinking about taxes is something people should do more than once or twice a year. In many mutual funds, high equity returns over the past few years, combined with an increase in momentum-driven, high-turnover portfolio management, have produced enormous taxable distributions. Taxable investors have seen huge tax bills drag down their actual mutual fund returns over the past three or four years. This year could be even more interesting and painful. It may be a lower-return year, but the market volatility had led to a lot more turnover in many funds, which may kick out high distributions despite modest returns.

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

     New mutual fund rating organizations have realized that the tax efficiency of funds is very important to investors with assets outside of qualified plans. The after-tax performance difference between a fund that is tax-efficient and one that is not can be more than 2% per year. This may not sound like much, but, compounded over a long period of time, the difference between losing 2% in taxes every year versus deferring those taxes and allowing those returns to compound tax-free, can be substantial.

Q:   What is Eaton Vance's background in tax-managed investing?

A: Eaton Vance has incorporated the principles of tax-managed investing for private clients for decades. We have been managing mutual funds that focus on after-tax returns for over 30 years. There are several other tax-managed funds starting up, but none have Eaton Vance's depth of experience in using an active management, research-driven approach. The Tax-Managed Growth Portfolio is the largest pool of actively managed, tax-efficient mutual fund assets in the industry. The principles of tax-efficient investing guide our general investment approach for building wealth for our clients over a long period of time: 1) having exposure to the equity market, which historically has provided the highest inflation-adjusted returns; 2) holding on to companies whose business and earnings can continue to grow; and 3) taking losses early to preserve capital.

Q:   What do you see happening in the year ahead?

A: Well, I can simply repeat my comments from last year, when I predicted somewhat lower equity returns in 1998 and more volatility in the stock market. Historically high valuations and the dominance of many passive and short-term investors in the market should ensure continued volatility. We continue to anticipate a levelling off of equity market returns, back to the historic average of 10% per year. It's important to remember that stock prices will reflect the earnings power of individual companies, and evaluating these earnings, not predicting markets, is our main focus.

     We expect that downside earnings surprises will continue to play a role through 1999, especially as companies spend an increasing amount to fix the Year 2000 computer problem. There are a number of other potentially negative influences on corporate earnings that will require constant monitoring by our research staff. Overall, we will aim to keep the Portfolio's volatility low, through its diversified structure and our buy and sell disciplines.

     Our entire research staff and I are grateful to our fellow shareholders, new and old, for their continued participation in the Tax-Managed Growth Portfolio. Those who purchased shares recently have had a bumpy few quarters. As always, our goal is to make the best risk/reward investment decisions in any market environment that we encounter. Long-term investing success takes patience and persistence, and we are pleased that our shareholders have placed their confidence in us to help them meet their objectives.

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Growth Fund, Class A vs.
Standard & Poor's 500 Index*

                          [LINE GRAPH APPEARS HERE[]

            Date             Fund/NAV             Fund/OP          S&P 500
            ----             --------             -------          -------

           3/31/96            $10,000              $9,422          $10,000
           4/30/96            $10,282              $9,687          $10,154
           5/31/96            $10,503              $9,896          $10,405
           6/30/96            $10,543              $9,934          $10,448
           7/31/96            $10,050              $9,469           $9,991
           8/31/96            $10,342              $9,744          $10,199
           9/30/96            $10,956             $10,322          $10,772
          10/31/96            $11,237             $10,588          $11,073
          11/30/96            $12,042             $11,346          $11,905
          12/31/96            $11,831             $11,147          $11,669
           1/31/97            $12,525             $11,801          $12,403
           2/28/97            $12,435             $11,716          $12,496
           3/31/97            $12,052             $11,355          $11,982
           4/30/97            $12,676             $11,943          $12,703
           5/31/97            $13,471             $12,692          $13,467
           6/30/97            $14,090             $13,275          $14,073
           7/31/97            $15,227             $14,346          $15,194
           8/31/97            $14,583             $13,739          $14,342
           9/30/97            $15,378             $14,489          $15,126
          10/31/97            $14,816             $13,959          $14,626
          11/30/97            $15,250             $14,368          $15,299
          12/31/97            $15,644             $14,739          $15,561
           1/31/98            $15,704             $14,796          $15,739
           2/28/98            $16,956             $15,975          $16,868
           3/31/98            $17,773             $16,746          $17,730
           4/30/98            $18,076             $17,031          $17,914
           5/31/98            $17,521             $16,508          $17,599
           6/30/98            $18,187             $17,135          $18,316
           7/31/98            $17,773             $16,746          $18,126
           8/31/98            $15,179             $14,302          $15,506
           9/30/98            $16,169             $15,234          $16,497
          10/31/98            $17,309             $16,308          $17,844

Eaton Vance Tax-Managed Growth Fund, Class B vs.
Standard & Poor's 500 Index*

                           [LINE GRAPH APPEARS HERE]

            Date              Fund/NAV           Fund/CDSC         S&P 500
          --------            --------           ---------         -------

           3/31/96            $10,000                              $10,000
           4/30/96            $10,272                              $10,154
           5/31/96            $10,503                              $10,405
           6/30/96            $10,543                              $10,448
           7/31/96            $10,040                               $9,991
           8/31/96            $10,332                              $10,199
           9/30/96            $10,936                              $10,772
          10/31/96            $11,217                              $11,073
          11/30/96            $12,002                              $11,905
          12/31/96            $11,781                              $11,669
           1/31/97            $12,465                              $12,403
           2/28/97            $12,374                              $12,496
           3/31/97            $11,992                              $11,982
           4/30/97            $12,596                              $12,703
           5/31/97            $13,360                              $13,467
           6/30/97            $13,954                              $14,073
           7/31/97            $15,060                              $15,194
           8/31/97            $14,416                              $14,342
           9/30/97            $15,191                              $15,126
          10/31/97            $14,638                              $14,626
          11/30/97            $15,060                              $15,299
          12/31/97            $15,433                              $15,561
           1/31/98            $15,483                              $15,739
           2/28/98            $16,700                              $16,868
           3/31/98            $17,495                              $17,730
           4/30/98            $17,787                              $17,914
           5/31/98            $17,233                              $17,599
           6/30/98            $17,877                              $18,316
           7/31/98            $17,455                              $18,126
           8/31/98            $14,909                              $15,506
           9/30/98            $15,855                              $16,497
          10/31/98            $16,972             $16,572**        $17,844


Performance/+/                  Class A      Class B      Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          16.8%       16.0%       15.8%
Life of Fund/+/                   23.2        22.3        24.1

--------------------------------------------------------------------------------
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          10.1%       11.0%       14.8
Life of Fund/+/                   20.4        21.2        24.1

/+/  Inception dates: Class A and Class B: 3/28/96; Class C: 8/2/96

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 3/28/96. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

     The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. An investment in the Fund's Class C shares on 8/2/96 at net asset value would have grown to $16,354 on October 31, 1998. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

** This figure represents the performance of the Fund's Class B shares, including the Fund's applicable CDSC charge.

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
FINANCIAL STATEMENTS
Statement of Assets and Liabilities



As of October 31, 1998
Assets
-------------------------------------------------------------------------
Investment in Tax-Managed Growth Portfolio,
    at value (identified cost, $2,686,779,687)            $3,001,046,290
Receivable for Fund shares sold                               17,521,968
Deferred organization expenses                                    54,451
-------------------------------------------------------------------------
Total assets                                              $3,018,622,709
-------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------
Payable for Fund shares redeemed                          $    4,033,635
Payable to affiliate for Trustees' fees                               21
Other accrued expenses                                           710,117
-------------------------------------------------------------------------
Total liabilities                                         $    4,743,773
-------------------------------------------------------------------------
Net Assets                                                $3,013,878,936
-------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------
Paid-in capital                                           $2,755,107,018
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)               (55,494,685)
Net unrealized appreciation from Portfolio
    (computed on the basis of identified cost)               314,266,603
-------------------------------------------------------------------------
Total                                                     $3,013,878,936
-------------------------------------------------------------------------


Class A Shares
-------------------------------------------------------------------------
Net Assets                                                $  689,282,549
Shares Outstanding                                            40,187,814
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                          $        17.15
Maximum Offering Price Per Share
    (100 / 94.25 of $17.15)                               $        18.20
-------------------------------------------------------------------------


Class B Shares
-------------------------------------------------------------------------
Net Assets                                                $1,801,719,661
Shares Outstanding                                           106,794,004
Net Asset Value, Offering Price and Redemption
    Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                          $        16.87
-------------------------------------------------------------------------


Class C Shares
-------------------------------------------------------------------------
Net Assets                                                $  522,876,726
Shares Outstanding                                            32,203,501
Net Asset Value, Offering Price and Redemption
    Price Per Share
    (net assets / shares of beneficial interest
    outstanding)                                          $        16.24
-------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 1998
Investment Income
-------------------------------------------------------------------------
Dividends allocated from Portfolio
     (net of foreign taxes, $204,585)                     $   20,819,186
Interest allocated from Portfolio                              4,512,363
Expenses allocated from Portfolio                             (9,893,499)
-------------------------------------------------------------------------
Net investment income from Portfolio                      $   15,438,050
-------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------
Trustees fees and expenses                                $        2,987
Distribution and service fees
    Class A                                                      290,289
    Class B                                                    9,981,917
    Class C                                                    3,341,182
Transfer and dividend disbursing agent fees                    1,819,786
Registration fees                                                179,128
Printing and postage                                             123,496
Custodian fee                                                     32,662
Amortization of organization expenses                             20,168
Legal and accounting services                                     17,802
Miscellaneous                                                    110,786
-------------------------------------------------------------------------
Total expenses                                            $   15,920,203
-------------------------------------------------------------------------

Net investment loss                                       $     (482,153)
-------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
        basis)                                            $  (54,618,739)
-------------------------------------------------------------------------
Net realized loss                                         $  (54,618,739)
-------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $  217,424,667
-------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation)                                        $  217,424,667
-------------------------------------------------------------------------

Net realized and unrealized gain                          $  162,805,928
-------------------------------------------------------------------------

Net increase in net assets from operations                $  162,323,775
-------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                                                Year Ended         Year Ended
in Net Assets                                                      October 31, 1998   October 31, 1997
---------------------------------------------------------------------------------------------------------
From operations --
  Net investment loss                                             $     (482,153)      $    (425,855)
  Net realized loss                                                  (54,618,739)           (444,646)
  Net change in unrealized
    appreciation (depreciation)                                      217,424,667          57,375,366
---------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                                                 $  162,323,775       $  56,504,865
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares
    Class A                                                       $  523,912,788       $          --
    Class B                                                        1,222,858,520         460,965,429
    Class C                                                          396,976,810                  --
  Issued in reorganization of EV
    Traditional and EV Classic
    Tax-Managed Growth Fund
    Class A                                                          201,987,148                  --
    Class C                                                          148,819,397                  --
  Cost of shares redeemed
    Class A                                                          (74,448,821)                 --
    Class B                                                          (96,831,316)        (20,373,856)
    Class C                                                          (46,459,344)                 --
---------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund
  shares transactions                                             $2,276,815,182       $ 440,591,573
---------------------------------------------------------------------------------------------------------

Net increase in net assets                                        $2,439,138,957       $ 497,096,438
---------------------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------------------
At beginning of year                                              $  574,739,979       $  77,643,541
---------------------------------------------------------------------------------------------------------
At end of year                                                    $3,013,878,936       $ 574,739,979
---------------------------------------------------------------------------------------------------------


Accumulated net
investment income
included in net assets
---------------------------------------------------------------------------------------------------------
At end of year                                                    $           --       $          --
---------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Tax-Managed Growth Fund  as of October 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                         Year Ended October 31,
                                             --------------------------------------------------------------------------------
                                                                1998(1)                            1997           1996(2)
                                             --------------------------------------------       -----------------------------
                                              Class A           Class B          Class C         Class B          Class B
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year         $  14.680        $   14.550        $  14.030       $  11.150        $ 10.000
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                 $   0.099        $   (0.027)       $  (0.053)      $  (0.011)       $ (0.003)
Net realized and unrealized gain on
    investments                                  2.371             2.347            2.263           3.411           1.153
-------------------------------------------------------------------------------------------------------------------------------
Total income from operations                 $   2.470        $    2.320        $   2.210       $   3.400        $  1.150
-------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year               $  17.150        $   16.870        $  16.240       $  14.550        $ 11.150
-------------------------------------------------------------------------------------------------------------------------------

Total Return (3)                                 16.83%            15.95%           15.75%          30.49%          11.50%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $ 689,283        $1,801,720        $ 522,877       $ 574,740        $ 77,644
Ratios (As a percentage of average daily
    net assets):
    Expenses (4)                                  0.67%             1.43%            1.59%           1.50%           1.63%(5)
    Net investment income (loss)                  0.59%            (0.16)%          (0.33)%         (0.15)%         (0.13)%(5)
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the start of business, March 28, 1996, to October 31, 1996.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.


                        See notes to financial statements

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  -----------------------------------------------------------------------------
    Eaton Vance Tax-Managed Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (43% at October 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Fund in, the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $62,470,841 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. Such capital loss carryover will expire on October 31, 2006 ($56,075,499), October 31, 2005 ($6,216,089) and October 31, 2004 ($179,253).

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Other -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  -----------------------------------------------------------------------------
    The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in paid-in-capital of $481,071, an increase in accumulated net realized loss from Portfolio of $1,082 and a decrease in accumulated net investment loss of $482,153 due to permanent differences between book and tax accounting for net operating loss carryovers and distributions to shareholders. Net investment loss, net realized loss and net assets were not affected by these reclassifications.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                           Year Ended
     Class A                                               October 31, 1998
  ------------------------------------------------------------------------------
     Sales                                                       30,965,178
     Redemptions                                                 (4,534,563)
     Issued to EV Traditional Tax-Managed
       Growth Fund Shareholders                                  13,757,199
  ------------------------------------------------------------------------------
     Net increase                                                40,187,814
  ------------------------------------------------------------------------------


                                             Year Ended October 31,
                                    --------------------------------------------
     Class B                           1998                         1997
  ------------------------------------------------------------------------------
     Sales                          73,217,473                   34,049,891
     Redemptions                    (5,928,292)                  (1,509,922)
  ------------------------------------------------------------------------------
     Net increase                   67,289,181                   32,539,969
  ------------------------------------------------------------------------------

                                                               Year Ended
     Class C                                                October 31, 1998
  ------------------------------------------------------------------------------
     Sales                                                       24,592,476
     Redemptions                                                 (2,996,704)
     Issued to EV Classic Tax-Managed
       Growth Fund Shareholders                                  10,607,729
  ------------------------------------------------------------------------------
     Net increase                                                32,203,501
  ------------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations (Note 5). Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $2,265,177 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 1998.

5 Distribution and Service Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1998 in the amount of $290,289 for Class A.

  The Fund has also adopted distribution plans ("Class B Plan" and "Class C Plan," collectively "the Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

    (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
    Note 6) and daily distribution fees theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 1998, the Fund paid or accrued $9,091,696 and $2,538,292, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $73,999,000 and $31,143,000 for Class B and Class C shares, respectively.

    In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, EVD currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, EVD will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1998 in the amount of $890,221 and $802,890 for Class B and Class C shares, respectively. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

    Certain officers and Trustees of this fund are officers or directors of EVD.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,991,000 and $151,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended October 31, 1998.

7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Portfolio aggregated $2,136,885,354 and $230,002,510, respectively, for the year ended October 31, 1998. In addition, investments were distributed in payment for fund shares redeemed resulting in realized capital gains for book purposes of $4,654,616.

8   Transfer of Net Assets
    ----------------------------------------------------------------------------
    On November 1, 1997, the EV Marathon Tax-Managed Growth Fund acquired the net assets of the EV Traditional Tax-Managed Growth Fund and EV Classic Tax-Managed Growth Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Tax-Managed Growth Fund, at the closing, issued 13,757,199 Class A shares and 10,607,729 Class C shares of the Fund having an aggregate value of $201,987,148 and $148,819,397, respectively. As a result, the Fund issued one Class A share and one Class C share for each share of EV Traditional Tax-Managed Growth Fund and EV Classic Tax-Managed Growth Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

    Internal Revenue Code. The EV Traditional Tax-Managed Growth Fund's and EV Classic Tax-Managed Growth Fund's net assets at the date of the transaction were $201,987,148 and $148,819,397, respectively, including $22,188,108 and
    $13,057,866 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Tax-Managed Growth Fund (formerly "EV Marathon Tax-Managed Growth Fund") were $925,546,524 with a net asset value of $14.68, $14.55 and $14.03 for Class A, Class B and Class C, respectively.

9   Name Change
    ----------------------------------------------------------------------------
    Effective November 1, 1997, the EV Marathon Tax-Managed Growth Fund changed its name to Eaton Vance Tax-Managed Growth Fund.

10  Subsequent Event
    ----------------------------------------------------------------------------
    Effective November 1, 1998, the Fund changed its fiscal year-end to December 31.

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Eaton Vance Mutual Funds Trust:
-------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund (the Fund) (one of the series constituting Eaton Vance Mutual Funds Trust) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1998, and the financial highlights for each of the years in the two-year period ended October 31, 1998 and for the period from the start of business, March 28, 1996, to October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  December 4, 1998

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS

Common Stocks-- 93.1%

Security                                  Shares               Value
--------------------------------------------------------------------------------

Advertising and Marketing Services -- 2.5%
--------------------------------------------------------------------------------
ACNielsen Corp.(1)                          45,668             $   1,221,619
Advo, Inc.(1)                              170,000                 4,324,375
Harte-Hanks Communications, Inc.           144,604                 3,515,685
Interpublic Group of Companies, Inc.       540,138                31,598,073
Interpublic Group of Companies, Inc.(2)     42,000                 2,457,000
Omnicom Group, Inc.                      2,164,018               106,983,639
R.H. Donelley Corp.                          8,153                   114,142
Snyder Communications, Inc.(1)(2)          442,500                15,781,191
Snyder Communications, Inc.(1)(2)           40,000                 1,425,716
TMP Worldwide, Inc.(1)                      43,000                 1,290,000
True North Communications, Inc.             93,000                 2,197,125
WPP Group PLC                              488,000                 2,427,263
Young and Rubicam, Inc.(1)                 186,000                 4,859,250
--------------------------------------------------------------------------------
                                                               $ 178,195,078
--------------------------------------------------------------------------------

Aerospace and Defense -- 0.3%
--------------------------------------------------------------------------------
Allied Signal, Inc.                         25,000             $     973,438
Boeing Company (The)                       228,127                 8,554,763
Raytheon Co., Class B                      213,564                12,400,060
--------------------------------------------------------------------------------
                                                               $  21,928,261
--------------------------------------------------------------------------------

Apparel & Textiles -- 0.0%
--------------------------------------------------------------------------------
Unifi, Inc.                                 50,000             $     843,750
--------------------------------------------------------------------------------
                                                               $     843,750
--------------------------------------------------------------------------------

Auto and Parts -- 1.0%
--------------------------------------------------------------------------------
Aftermarket Technology Corp.(1)(2)          46,000             $     286,925
Borg-Warner Automotive, Inc.               225,000                10,546,875
Chrysler Corp.                              32,000                 1,540,000
Ford Motor Co.                              32,000                 1,736,000
General Motors Corp.                         5,396                   340,285
Genuine Parts Co.                          147,059                 4,632,359
Harley-Davidson, Inc.                        1,000                    38,750
Magna International, Inc., Class A         775,000                48,098,438
Meritor Automotive, Inc.                    61,133                 1,142,423
SPX Corp.(1)                                47,862                 2,605,500
TRW, Inc.                                    2,000                   113,875
--------------------------------------------------------------------------------
                                                               $  71,081,430
--------------------------------------------------------------------------------

Banks - Money Center-- 0.2%
--------------------------------------------------------------------------------
Bank of Montreal                            36,650             $   1,498,069
Chase Manhattan Corp.                       78,706                 4,471,485
Morgan (J.P.) & Co., Inc.                    1,000                    94,250
National Westminster Bank PLC                8,753                   875,847
Wells Fargo & Co.                           11,542                 4,270,540
--------------------------------------------------------------------------------
                                                               $  11,210,191
--------------------------------------------------------------------------------

Banks - Regional -- 4.8%
--------------------------------------------------------------------------------
AmSouth Bancorporation                      27,492             $   1,101,398
Bank of Granite Corp.                       22,500                   753,750
Bank of New York Co., Inc. (The)           156,344                 4,934,608
Bank One Corp.                             779,787                38,112,090
Bank United Corp.                            2,000                    79,688
BankAmerica Corp.                          611,570                35,127,036
BankBoston Corp.                           202,160                 7,442,015
BB&T Corp.                                  66,470                 2,372,148
City National Corp.                        100,000                 3,418,750
Colonial Bancgroup, Inc. (The)             310,822                 4,060,112
Comerica, Inc.                             100,000                 6,450,000
Community First Bancshares, Inc.           296,000                 5,883,000
Community First Bancshares, Inc.(2)         72,000                 1,428,615
Compass Bancshares, Inc.                   171,112                 6,299,061
Crestar Financial Corp.                     28,348                 1,867,425
Fifth Third Bancorp.                       112,500                 7,453,125
First Citizens BancShares, Inc.             35,300                 3,150,525
First Tennessee National Corp.              33,488                 1,061,151
First Union Corp.                          974,826                56,539,907
Fleet Financial Group, Inc.                114,972                 4,591,694
Golden West Financial Corp.                  7,000                   634,813
Keycorp                                    163,689                 4,961,823
Marshall and Ilsley Corp.                   20,000                   975,000
Mellon Bank Corp.                           16,000                   962,000
Mercantile Bancorporation, Inc.             58,722                 2,682,861
National City Corp.                         61,553                 3,958,627
National Commerce Bancorporation(2)        159,632                 2,831,579
Northern Trust Corp.                       181,898                13,414,978
Norwest Corp.                            2,154,655                80,126,232
PNC Bank Corp.                              62,502                 3,125,100
Regions Financial Corp.                     49,300                 1,824,100
Southwest Bancorporation of Texas,
Inc.(1)                                      7,688                   117,723
Sovereign Bancorp., Inc.                   366,000                 4,803,750
Summit Bancorp.                             21,642                   821,043


                        See notes to financial statements

Tax-Managed Growth Portfolio  as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                              Shares               Value
--------------------------------------------------------------------------------

Banks - Regional (continued)
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                       480             $      33,450
U.S. Bancorp.                          136,000                 4,964,000
Union Planters Corp.                    14,875                   690,758
Valley National Bancorp.               230,863                 6,233,301
Wachovia Corp.                          37,199                 3,380,459
Washington Mutual, Inc.                143,506                 5,372,506
Westamerica Bancorporation              82,596                 2,746,317
Zions Bancorporation                    20,000                 1,061,250
--------------------------------------------------------------------------------
                                                           $ 337,847,768
--------------------------------------------------------------------------------

Beverages -- 1.4%
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.              261,465             $  15,540,826
Coca-Cola Company (The)                582,666                39,402,788
PepsiCo, Inc.                        1,251,241                42,229,384
--------------------------------------------------------------------------------
                                                           $  97,172,998
--------------------------------------------------------------------------------

Broadcasting and Cable -- 0.9%
--------------------------------------------------------------------------------
Clear Channel Communications,
  Inc.(1)                              108,600             $   4,948,088
Comcast Corp., Class A                  62,500                 3,085,938
Cox Communications, Inc., Class
  A(1)                                  93,319                 5,120,880
Liberty Media Group, Class A(1)         91,828                 3,495,203
MediaOne Group, Inc.(1)                258,524                10,938,797
Tele-Communications, Inc., Series
  A(1)                                 490,073                20,644,325
Univision Communications, Inc.(1)      200,649                 5,919,146
Univision Communications,
  Inc.(1)(2)                           183,556                 5,405,877
--------------------------------------------------------------------------------
                                                           $  59,558,254
--------------------------------------------------------------------------------

Building Materials and Tools -- 0.6%
--------------------------------------------------------------------------------
American Standard Companies,
  Inc.(1)                              172,899             $   5,521,962
CRH PLC                                257,105                 3,745,994
Interface, Inc.                        323,608                 3,984,424
Masco Corp.                            228,662                 6,445,410
Sherwin-Williams Co. (The)              44,670                 1,125,126
Snap-On, Inc.(2)                        44,444                 1,574,984
Valspar Corp.                          620,000                17,398,750
Walter Industries, Inc.(1)               1,000                    14,000
--------------------------------------------------------------------------------
                                                           $  39,810,650
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
Cintas Corp.                            39,604             $   2,118,814
Corrections Corporation of
  America(1)                            97,310                 1,873,218
Fair, Issac and Co., Inc.               88,828                 3,564,224
Fair, Issac and Co., Inc.(2)           150,000                 6,011,227
Half (Robert) International,
  Inc.(1)                                1,800                    72,225
Manpower, Inc.                         110,000                 2,653,750
Metzler Group, Inc. (The)(1)           314,880                13,224,960
Navigant International, Inc.(1)         59,631                   342,878
Romac International, Inc.(1)(2)         45,546                   796,524
Service Master Co.                      68,343                 1,443,746
Staff Leasing, Inc.(1)                  78,125                   966,797
Staff Leasing, Inc.(1)(2)               78,125                   964,863
Sylvan Learning Systems, Inc.(1)       509,469                15,729,855
Viad Corp.                              40,314                 1,106,115
--------------------------------------------------------------------------------
                                                           $  50,869,196
--------------------------------------------------------------------------------

Chemicals -- 0.6%
--------------------------------------------------------------------------------
Bayer AG ADR                            40,000             $   1,625,428
Dow Chemical Co. (The)                  21,318                 1,995,898
DuPont (E.I.) de Nemours & Co.         224,967                12,935,603
Eastman Chemical Co.                       123                     7,226
Monsanto Co.                           492,240                19,997,250
Octel Corp.(1)                           8,322                   120,149
Olin Corp.                               1,037                    28,712
Solutia, Inc.                          200,336                 4,394,871
--------------------------------------------------------------------------------
                                                           $  41,105,137
--------------------------------------------------------------------------------

Communications Equipment -- 1.5%
--------------------------------------------------------------------------------
Dialogic Corp.(1)                       80,000             $   1,800,000
General Cable Corp.                      3,000                    59,250
General Motors Corp., Class H          300,000                11,475,000
L.M. Ericsson Telephone Co., ADR       452,000                10,226,500
Lucent Technologies, Inc.                4,205                   337,188
Nokia Corp., Class A ADR               659,380                61,363,550
Northern Telecom Ltd.                  111,740                 4,783,869
PairGain Technologies, Inc.(1)         350,581                 2,881,355
Salient 3 Communications, Inc.,
  Class A                               78,125                   546,875
Tellabs, Inc.(1)                       151,623                 8,339,265
--------------------------------------------------------------------------------
                                                           $ 101,812,852
--------------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D




Security                                Shares                 Value
--------------------------------------------------------------------------------

Communications Services-- 1.4%
--------------------------------------------------------------------------------
Airtouch Communications, Inc.(1)             1,865             $     104,440
Aliant Communications, Inc.                 36,322                 1,024,963
Alltel Corp.                                54,746                 2,562,817
American Tower Corp., Class A(1)           149,451                 3,269,241
Ameritech Corp.                             28,362                 1,529,775
AT&T Corp.                                  36,767                 2,288,746
Bell Atlantic Corp.                          8,166                   433,819
BellSouth Corp.                              6,980                   557,091
Citizens Utilities Corp., Class B(1)        44,975                   404,773
Excel Communications, Inc.(1)              100,000                 2,406,250
GTE Corp.                                    3,789                   222,367
GTE Corp.(2)                                17,500                 1,025,747
Intermedia Communications, Inc.(1)         113,637                 2,102,285
MCI  Worldcom, Inc.(1)                   1,158,374                64,000,163
McLeodUSA, Inc.(1)                          57,143                 2,089,291
McLeodUSA, Inc.(1)(2)                       36,000                 1,315,373
Nextel Communications, Inc., Class A(1)     75,830                 1,374,419
Premiere Technologies, Inc.(1)              28,000                   154,000
SBC Communications, Inc.                     9,342                   432,651
Sprint Corp.                                 1,600                   122,800
Tel-Save Holdings, Inc.(1)                 247,376                 2,218,666
Telecom Corp. of New Zealand Ltd. ADR        8,000                   264,000
Telephone & Data Systems, Inc.             131,756                 5,253,771
US West, Inc.                                8,339                   478,450
--------------------------------------------------------------------------------
                                                               $  95,635,898
--------------------------------------------------------------------------------

Computer Software -- 2.6%
--------------------------------------------------------------------------------
Baan Co., NV ADR(1)                        223,926             $   2,463,186
BMC Software, Inc.(1)                        8,000                   384,500
Boole and Babbage, Inc.(1)                  40,000                 1,065,000
Cadence Design Systems, Inc.(1)            506,000                10,815,750
Computer Associates International, Inc.    854,684                33,653,183
Compuware Corp.(1)                           1,400                    75,863
CSG Systems International, Inc.(1)          20,558                 1,120,411
HNC Software, Inc.(1)                      254,814                 8,568,121
HNC Software, Inc.(1)(2)                   147,980                 4,971,681
Intuit, Inc.(1)                            286,227                14,454,464
Microsoft Corp.(1)                         235,255                24,907,623
Oracle Corp.(1)                          1,262,500                37,322,656
Parametric Technology Corp.(1)              94,600                 1,572,725
PeopleSoft, Inc.(1)                        354,174                 7,504,062
Platinum Technology, Inc.(1)               155,000                 2,547,813
Sapient Corp.(1)                           323,876                14,594,662
Security Dynamics Technologies, Inc.(1)     40,000                   410,000
Siebel Systems, Inc.(1)                    118,000                 2,411,625
Sterling Commerce, Inc.(1)                   2,388                    84,177
Structural Dynamics Research Corp.(1)      675,000                 9,703,125
Wind River Systems, Inc.(1)(2)              13,000                   569,183
--------------------------------------------------------------------------------
                                                               $ 179,199,810
--------------------------------------------------------------------------------

Computers and Business Equipment -- 7.1%
--------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                  33,715             $     383,508
Cisco Systems, Inc.(1)                     965,884                60,850,691
Compaq Computer Corp.                       38,714                 1,224,330
Dell Computer Corp.(1)                       3,800                   248,900
Dell Computer Corp.(1)(2)                1,500,000                98,184,499
Dell Computer Corp.(1)(2)                  150,512                 9,842,105
EMC Corp.(1)                                 5,800                   373,375
Fore Systems, Inc.(1)                       52,250                   816,406
Fore Systems, Inc.(1)(2)                    38,466                   600,030
Gateway 2000, Inc.(1)(2)                   200,000                11,143,896
Hewlett-Packard Co.                        588,680                35,431,178
International Business Machines Corp.      154,293                22,902,867
Lexmark International Group, Inc.(1)     1,841,746               128,807,110
Sun Microsystems, Inc.(1)                    3,500                   203,875
Xerox Corp.                              1,314,000               127,293,749
--------------------------------------------------------------------------------
                                                               $ 498,306,519
--------------------------------------------------------------------------------

Conglomerates -- 1.3%
--------------------------------------------------------------------------------
General Electric Co.                       974,391             $  85,259,212
United Technologies Corp.                   86,242                 8,214,551
--------------------------------------------------------------------------------
                                                               $  93,473,763
--------------------------------------------------------------------------------

Consumer Services -- 0.3%
--------------------------------------------------------------------------------
Block (H&R), Inc.                          366,177             $  16,409,307
Cendant Corp.(1)                           187,999                 2,150,239
Service Corp. International                  3,000                   106,875
Stewart Enterprises, Inc.                  153,992                 3,551,441
--------------------------------------------------------------------------------
                                                               $  22,217,862
--------------------------------------------------------------------------------

Containers and Packaging -- 0.2%
--------------------------------------------------------------------------------
Sealed Air Corp.(1)                        325,000             $  11,517,188
Sonoco Products Co.                         78,571                 2,229,452
--------------------------------------------------------------------------------
                                                               $  13,746,640
--------------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                               Shares              Value

--------------------------------------------------------------------------------

Distribution Services -- 1.7%
--------------------------------------------------------------------------------
Airgas, Inc.(1)                         61,000             $     701,500
Airgas, Inc.(1)(2)                     205,555                 2,363,883
Cardinal Health, Inc.                  379,200                35,858,100
School Specialty, Inc.(1)               66,257                 1,043,541
Supervalu, Inc.                         26,723                   641,352
Sysco Corp.                          1,763,972                47,516,996
U.S. Foodservice, Inc.(1)              505,489                24,010,728
U.S. Foodservice, Inc.(1)(2)            66,438                 3,151,860
US Office Products Co.(1)              149,077                 1,146,031
Wilmar Industries, Inc.(1)              50,000                 1,237,500
--------------------------------------------------------------------------------
                                                           $ 117,671,491
--------------------------------------------------------------------------------

Drugs -- 9.8%
--------------------------------------------------------------------------------
Abbott Laboratories                    888,180             $  41,688,949
Agouron Pharmaceuticals, Inc.(1)       242,400                 9,393,000
American Home Products Corp.             4,600                   224,250
Amgen, Inc.(1)                         405,532                31,859,608
Astra AB, Class A                    1,074,400                17,387,015
Astra AB, Class B ADR                  160,000                 2,550,000
Bristol-Myers Squibb Co.               363,531                40,192,896
Covance, Inc.(1)                        81,250                 2,264,844
Elan Corp., PLC ADR(1)                 361,360                25,317,785
Genentech, Inc.(1)                      80,000                 5,730,000
Genzyme Corp.(1)                        12,150                    41,006
Genzyme Corp., Class A(1)            1,490,000                62,673,124
Incyte Pharmaceuticals, Inc.(1)(2)     577,571                17,605,933
Incyte Pharmaceuticals, Inc.(1)(2)     150,856                 4,599,114
Lilly (Eli) & Co.                      812,448                65,757,509
Merck & Co., Inc.                      587,004                79,392,290
Parexel International Corp.(1)(2)       35,000                   771,705
Pfizer, Inc.                           852,858                91,522,323
Quintiles Transnational Corp.(1)       195,420                 8,842,755
Schering-Plough Corp.                  321,892                33,114,640
Sepracor, Inc.(1)                      440,000                30,195,000
SmithKline Beecham PLC ADR             225,440                14,371,800
Teva Pharmaceutical Industries
 Ltd. ADR(2)                           100,000                 3,938,097
Vertex Pharmaceuticals, Inc.(1)         35,000                   923,125
Warner-Lambert Co.                     716,032                56,119,007
Watson Pharmaceuticals, Inc.(1)        599,550                33,349,969
Watson Pharmaceuticals, Inc.(1)(2)     122,888                 6,827,100
--------------------------------------------------------------------------------
                                                           $ 686,652,844
--------------------------------------------------------------------------------

Electric Utilities -- 0.2%
--------------------------------------------------------------------------------
Central and South West Corp.             1,600             $      44,500
Dominion Resources, Inc.                28,938                 1,336,574
Duke Energy Corp.                        1,800                   116,438
New England Electric System              2,700                   109,856
Teco Energy, Inc.                       40,000                 1,105,000
Texas Utilities Co.                    250,196                10,946,075
--------------------------------------------------------------------------------
                                                           $  13,658,443
--------------------------------------------------------------------------------

Electrical Equipment -- 0.6%
--------------------------------------------------------------------------------
American Power Conversion Corp.(1)     200,000             $   8,487,500
AMP, Inc.                              112,340                 4,612,961
Emerson Electric Co.                   151,648                10,008,768
Molex, Inc., Class A                    90,066                 2,944,032
Rockwell International Corp.           183,700                 7,543,181
Sanmina Corp.(1)(2)                    150,000                 6,139,750
Thomas and Betts Corp.                  22,963                 1,026,159
--------------------------------------------------------------------------------
                                                           $  40,762,351
--------------------------------------------------------------------------------

Electronics - Instruments -- 0.2%
--------------------------------------------------------------------------------
Dionex Corp.(1)                        362,140             $   9,641,978
Waters Corp.(1)                         29,580                 2,174,130
X-Rite, Inc.                           310,000                 2,208,750
X-Rite, Inc.(2)                        118,000                   840,190
--------------------------------------------------------------------------------
                                                           $  14,865,048
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 2.2%
--------------------------------------------------------------------------------
Altera Corp.(1)                          3,600             $     149,850
Analog Devices, Inc.(1)              1,630,000                32,396,250
Burr-Brown Corp.(1)                    600,000                11,137,500
Intel Corp.                            729,379                65,051,489
KLA-Tencor Corp.(1)                     36,000                 1,327,500
Lam Research Corp.(1)                  106,000                 1,530,375
Linear Technologies Corp.               66,000                 3,935,250
Maxim Intergrated Products Co.(1)       40,000                 1,427,500
Motorola, Inc.                         112,768                 5,863,936
National Semiconductor Corp.(1)         79,368                 1,006,982


                       See notes to financial statements

Tax-Managed Growth Portfolio  as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                              Shares               Value
--------------------------------------------------------------------------------

Electronics - Semiconductors (continued)
--------------------------------------------------------------------------------
Smart Modular Technologies, Inc.(1)     60,000             $   1,260,000
Speedfam International, Inc.(1)        221,000                 3,563,625
Texas Instruments, Inc.                337,948                21,607,550
Ultratech Stepper, Inc.(1)             245,129                 4,412,322
Uniphase Corp.(1)(2)                    25,932                 1,282,778
--------------------------------------------------------------------------------
                                                           $ 155,952,907
--------------------------------------------------------------------------------

Engineering and Construction -- 0.1%
--------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.(1)      162,455             $   5,300,094
--------------------------------------------------------------------------------
                                                           $   5,300,094
--------------------------------------------------------------------------------

Entertainment -- 0.5%
--------------------------------------------------------------------------------
Callaway Golf Co.(2)                    35,715             $     388,090
Disney (Walt) Co.                       80,700                 2,173,856
Mattel, Inc.                            20,995                   753,196
Time Warner Inc.                       250,684                23,266,609
Time Warner Inc., Series J              31,209                 2,890,792
Viacom Inc., Class B(1)                 35,399                 2,119,515
--------------------------------------------------------------------------------
                                                           $  31,592,058
--------------------------------------------------------------------------------

Environmental Services -- 0.6%
--------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.       391,647             $  13,878,991
U.S. Filter Corp.(1)                   100,412                 2,127,479
Waste Management, Inc.                 552,975                24,952,997
--------------------------------------------------------------------------------
                                                           $  40,959,467
--------------------------------------------------------------------------------

Financial Services - Miscellaneous -- 3.6%
--------------------------------------------------------------------------------
American Express Co.                   616,648             $  54,496,267
Associates First Capital Corp.         200,000                14,100,000
Capital One Financial Corp.             73,411                 7,469,569
Citigroup                            1,395,391                65,670,588
Fannie Mae                             945,355                66,942,950
FirstPlus Financial Group,
  Inc.(1)(2)                           120,000                   532,500
Freddie Mac                            352,500                20,268,750
Household International, Inc.          199,293                 7,286,650
Providian Financial Corp.              166,107                13,184,743
--------------------------------------------------------------------------------
                                                           $ 249,952,017
--------------------------------------------------------------------------------

Foods -- 3.7%
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.             143,775             $   2,399,245
Bestfoods                               22,400                 1,220,800
Conagra, Inc.                          294,949                 8,977,510
Flowers Industries, Inc.               393,000                 8,056,500
General Mills, Inc.                     24,850                 1,826,475
Kellogg Co.                             69,714                 2,300,562
McCormick & Co., Inc.                  629,298                19,547,569
Nabisco Holdings Corp., Class A        100,000                 3,775,000
Pioneer Hi-Bred International,
  Inc.                                 952,171                26,660,788
Quaker Oats Co. (The)                   39,942                 2,359,074
Riviana Foods, Inc.                    150,000                 2,939,070
Riviana Foods, Inc.(2)                 100,000                 1,956,109
Sara Lee Corp.                         577,972                34,497,704
Tyson Food, Inc.                       870,276                20,016,348
Unilever ADR                         1,502,000               113,025,499
Wrigley (Wm.) Jr. Co.                  113,180                 9,160,506
--------------------------------------------------------------------------------
                                                           $ 258,718,759
--------------------------------------------------------------------------------

Furniture and Appliances -- 0.5%
--------------------------------------------------------------------------------
HON Industries, Inc.                 1,135,488             $  24,058,152
HON Industries, Inc.(2)                134,930                 2,856,923
Leggett & Platt, Inc.                  298,328                 6,973,417
Miller (Herman), Inc.                  120,000                 2,647,500
--------------------------------------------------------------------------------
                                                           $  36,535,992
--------------------------------------------------------------------------------

Health Services -- 0.7%
--------------------------------------------------------------------------------
Aetna, Inc.                             59,821             $   4,464,142
Beverly Enterprises, Inc.(1)           357,143                 2,410,715
FPA Medical Management, Inc.(1)(3)     315,000                     3,150
Genesis Health Ventures, Inc.(1)         4,000                    54,000
Health Management Associates, Inc.,
  Class A(1)                            61,170                 1,089,591
HealthSouth Corp.(1)                   146,000                 1,770,250
Integrated Health Services, Inc.        50,000                   809,375
Magellan Health Services, Inc.(1)       50,000                   453,125
MedPartners, Inc.(1)                    17,696                    63,042
Omnicare, Inc.                          25,650                   886,528
Orthodontic Centers of America,
  Inc.(1)                              100,000                 1,893,750
Pacificare Health Systems, Inc.,
  Class B(1)                            19,500                 1,535,625
PhyCor, Inc.(1)                        312,500                 2,265,625
Quest Diagnostics, Inc.(1)              15,625                   259,766
Quorum Health Group, Inc.(1)            55,733                   808,129


                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                              Shares               Value
--------------------------------------------------------------------------------

Health Services (continued)
--------------------------------------------------------------------------------
Renal Care Group, Inc.(1)              175,282             $   5,105,088
Renal Care Group, Inc.(1)(2)           196,225                 5,703,623
Response Oncology, Inc.(1)              44,761                   223,805
Sunrise Assisted Living, Inc.(1)       210,000                 9,043,125
Sunrise Assisted Living,
  Inc.(1)(2)                           140,000                 6,023,324
United HealthCare Corp.                 20,000                   871,250
Vencor, Inc.(1)                         25,600                   118,400
--------------------------------------------------------------------------------
                                                           $  45,855,428
--------------------------------------------------------------------------------

Household Products -- 2.4%
--------------------------------------------------------------------------------
Avon Products, Inc.                      8,400             $     333,375
Blyth Industries, Inc.(1)              522,000                14,420,250
Blyth Industries, Inc.(1)(2)            40,000                 1,104,263
Blyth Industries, Inc.(1)(2)            20,000                   551,395
Colgate-Palmolive Co.                   54,337                 4,802,032
Fortune Brands, Inc.                     1,500                    49,594
Gillette Co.                         1,605,200                72,133,674
Helen of Troy Ltd.(1)                   65,000                   966,875
Kimberly-Clark Corp.                   551,928                26,630,526
Procter & Gamble Co.                   389,741                34,638,231
Rubbermaid, Inc.                       463,920                15,396,345
--------------------------------------------------------------------------------
                                                           $ 171,026,560
--------------------------------------------------------------------------------

Industrial Equipment -- 0.8%
--------------------------------------------------------------------------------
Dover Corp.                            355,445             $  11,285,379
DT Industries, Inc.                     37,728                   679,104
Federal Signal Corp.                   283,471                 6,821,021
Illinois Tool Works, Inc.              169,010                10,837,766
Parker-Hannifin Corp.                  150,898                 5,394,604
Regal Beloit Corp.                     265,000                 5,581,563
Tecumseh Products Co., Class A         156,420                 8,133,840
Tyco International Ltd.                 83,462                 5,169,428
--------------------------------------------------------------------------------
                                                           $  53,902,705
--------------------------------------------------------------------------------

Information Services -- 4.5%
--------------------------------------------------------------------------------
Acxiom Corp.(1)                        210,527             $   5,289,491
America Online, Inc.(1)                 10,800                 1,372,275
At Home Corp., Series A(1)(2)           20,291                   875,609
Automatic Data Processing, Inc.      1,756,243               136,657,657
Aztec Technology Partners(1)           119,262                   648,486
Bell and Howell Co.(1)                 115,000                 3,047,500
BISYS Group, Inc. (The)(1)              53,873                 2,356,944
Ceridian Corp.(1)                       90,500                 5,192,438
Computer Sciences Corp.                450,202                23,748,156
Dun and Bradstreet Corp. (The)          40,768                 1,156,792
Electronic Data Systems Corp.          155,000                 6,306,563
Equifax, Inc.                           40,000                 1,547,500
First Data Corp.                       282,761                 7,493,167
HBO and Co.                             27,599                   724,474
IDX Systems Corp.(1)(2)                 35,000                 1,481,271
IMS Health, Inc.                       249,006                16,558,899
Lason, Inc.(1)(2)                      165,000                 9,027,728
Lason, Inc.(1)(2)                      190,000                10,381,695
National Data Corp.                     81,333                 2,755,155
Nielsen Media Research                  83,002                 1,177,591
Paychex, Inc.                           87,976                 4,376,806
Reuters Holdings PLC ADR               273,945                16,607,916
Saville Systems PLC(1)                 320,000                 5,400,000
Saville Systems PLC ADR(1)(2)           99,197                 1,670,601
Saville Systems PLC ADR(1)(2)              297                     5,004
SunGard Data Systems, Inc.(1)        1,382,319                46,653,266
USCS International, Inc.(1)(2)         150,000                 4,456,922
--------------------------------------------------------------------------------
                                                           $ 316,969,906
--------------------------------------------------------------------------------

Insurance -- 8.3%
--------------------------------------------------------------------------------
20th Century Industries                 70,700             $   1,736,569
Aegon, N.V. ADR                         86,504                 7,558,287
Allmerica Financial Corp.                1,500                    75,000
Allstate Corp. (The)                 1,046,416                45,061,289
American General Corp.                  91,153                 6,243,981
American International Group, Inc.     595,816                50,793,314
AON Corp.                               85,385                 5,293,870

Berkshire Hathaway, Inc., Class
  A(1)(2)                                   80                 5,160,000
Berkshire Hathaway, Inc., Class
  B(1)                                      21                    45,108
Chubb Corp.                            101,050                 6,214,575
Conseco, Inc.(2)                       100,000                 3,461,813
Delphi Financial Group, Inc.(1)         40,000                 1,865,000
General RE Corp.                       409,481                89,957,856
Jefferson-Pilot Corp.                   38,267                 2,324,720
Kansas City Life Insurance Co.          35,400                 2,955,900
Lab Holdings, Inc.                      35,960                   627,053
Marsh & McLennan Cos., Inc.          1,916,666               106,374,962
Mercury General Corp.                    2,000                    85,000


                        See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998
PORTFOLIO OF INVESTMENTS CONT'D


Security                             Shares                Value
--------------------------------------------------------------------------------

Insurance (continued)
--------------------------------------------------------------------------------
Mutual Risk Management Ltd.          1,043,500             $  35,283,344
Progressive Corp.                      285,085                41,978,766
Protective Life Corp.                   64,346                 2,384,824
Safeco Corp.                            12,122                   525,034
St. Paul Cos., Inc. (The)              269,024                 8,911,420
SunAmerica, Inc.                     1,810,644               127,650,401
Torchmark Corp.                        222,850                 9,749,688
UICI(1)                                 57,257                   844,541
UICI(1)(2)                             180,000                 2,653,892
UNUM Corp.                             251,200                11,162,700
--------------------------------------------------------------------------------
                                                           $ 576,978,907
--------------------------------------------------------------------------------

Investment Services -- 0.7%
--------------------------------------------------------------------------------
E*Trade Group, Inc.(1)(2)              100,000             $   1,766,250
Merrill Lynch & Co., Inc.              349,756                20,723,043
Morgan Stanley Dean Witter & Co.       232,519                15,055,605
Morgan Stanley Dean Witter &
  Co.(2)                                52,000                 3,361,388
Price (T. Rowe) Associates, Inc.        86,716                 3,083,838
Schwab (Charles) and Co., Inc.          44,500                 2,133,219
--------------------------------------------------------------------------------
                                                           $  46,123,343
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.2%
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.(2)        500,000             $  13,870,600
Sunterra Corp.(1)(2)                    50,000                   473,971
--------------------------------------------------------------------------------
                                                           $  14,344,571
--------------------------------------------------------------------------------

Medical Products -- 5.8%
--------------------------------------------------------------------------------
Allegiance Corp.                        45,322             $   1,685,412
Ballard Medical Products               251,058                 5,334,983
Bausch & Lomb, Inc.                    123,919                 5,165,873
Baxter International, Inc.           1,166,028                69,888,802
Becton, Dickinson and Co.                7,020                   295,718
Becton, Dickinson and Co.(2)            28,980                 1,219,806
Boston Scientific Corp.(1)             539,850                29,388,084
Dentsply International, Inc.            42,000                 1,081,500
ESC Medical Systems Ltd.(1)             30,000                   243,750
ESC Medical Systems Ltd.(1)(2)         150,000                 1,214,180
Guidant Corp.                          100,000                 7,650,000
Heartport, Inc.(1)                      41,026                   174,361
Hillenbrand Industries, Inc.           647,898                38,347,463
Johnson & Johnson Co.                1,350,723               110,083,924
Marquette Medical Systems, Inc.(1)      55,000             $   2,450,938
Medtronics, Inc.                     1,103,098                71,701,369
Schein (Henry), Corp.(1)               555,700                21,498,644
Schein (Henry), Corp.(1)(2)             17,000                   656,372
Schein (Henry), Corp.(1)(2)            281,000                10,853,069
Sofamor Danek Group, Inc.(1)           223,000                22,662,375
St. Jude Medical,  Inc.(1)              42,144                 1,190,568
Steris Corp.(1)                         78,394                 1,803,062
--------------------------------------------------------------------------------
                                                           $ 404,590,253
--------------------------------------------------------------------------------

Metals - Gold -- 0.0%
--------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold,
  Inc.                                   6,000             $      73,875
--------------------------------------------------------------------------------
                                                           $      73,875
--------------------------------------------------------------------------------

Metals - Industrial -- 0.0%
--------------------------------------------------------------------------------
Cyprus Amax Minerals Co.                20,950             $     260,566
Nucor Corp.(2)                          22,648                 1,025,553
--------------------------------------------------------------------------------
                                                           $   1,286,119
--------------------------------------------------------------------------------

Minerals and Fertilizer -- 0.1%
--------------------------------------------------------------------------------
Mississippi Chemical Corp.             272,180             $   3,929,599
Potash Corp. of Saskatchewan               105                     7,284
--------------------------------------------------------------------------------
                                                           $   3,936,883
--------------------------------------------------------------------------------

Natural Gas Distribution -- 0.1%
--------------------------------------------------------------------------------
Columbia Energy Group                    1,121             $      64,849
Dynegy, Inc.                           290,000                 4,350,000
KN Energy, Inc.                         20,000                   993,750
National Fuel Gas Co.                    2,000                    94,500
Sonat, Inc.                            107,200                 3,249,500
--------------------------------------------------------------------------------
                                                           $   8,752,599
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 0.9%
--------------------------------------------------------------------------------
Baker Hughes, Inc.                     739,234             $  16,309,350
Halliburton Co.                        401,675                14,435,195
National-Oilwell, Inc.(1)               50,000                   793,750
National-Oilwell, Inc.(1)(2)           416,400                 6,597,129
Newpark Resources, Inc.(1)             110,000                 1,038,125
Noble Drilling, Inc.(1)                170,000                 2,921,875


                       See notes to financial statements

Tax-Managed Growth Portfolio  as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Security                              Shares               Value
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services (continued)
--------------------------------------------------------------------------------
Patterson Energy, Inc.(1)              200,000             $   1,237,500
Schlumberger Ltd.                      367,470                19,292,175
Syntroleum Corp.(1)                      2,735                    26,153
Weatherford International(1)            56,750                 1,542,891
--------------------------------------------------------------------------------
                                                           $  64,194,143
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 1.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.             1,654,000             $  56,029,249
Apache Corp.                           127,003                 3,595,772
Burlington Resources, Inc.             119,335                 4,915,110
Oryx Energy Co.(1)                     369,103                 5,167,442
Triton Energy, Ltd.(1)                     700                     7,613
Union Pacific Resources Group, Inc.     79,795                 1,037,335
USX-Marathon Group                      50,895                 1,663,630
--------------------------------------------------------------------------------
                                                           $  72,416,151
--------------------------------------------------------------------------------

Oil and Gas - Integrated -- 1.0%
--------------------------------------------------------------------------------
Amoco Corp.                            282,730             $  15,868,221
Atlantic Richfield Co.                  42,450                 2,923,744
British Petroleum Co. PLC                  508                    44,926
Chevron Corp.                           55,600                 4,531,400
Exxon Corp.                            215,675                15,366,844
Mobil Corp.                            200,645                15,186,318
Murphy Oil Corp.                        29,700                 1,226,981
Phillips Petroleum Co.                     979                    42,342
Quaker State Corp.                      90,758                 1,281,957
Royal Dutch Petroleum Co.               26,361                 1,298,279
Texaco, Inc.                             1,914                   113,524
Tosco Corp.                                300                     8,419
Tosco Corp.(2)                         314,619                 8,823,110
--------------------------------------------------------------------------------
                                                           $  66,716,065
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.6%
--------------------------------------------------------------------------------
Caraustar Industries, Inc.             224,961             $   5,342,824
Champion International Corp.            52,192                 1,666,882
Fort James Corp.                        56,401                 2,273,665
Georgia-Pacific Corp. - G-P Group      305,098                15,788,822
Georgia-Pacific Corp. - G-P
  Group(2)                              14,133                   730,469
Georgia-Pacific Corp. - Timber
  Group                                305,098                 6,769,362
Louisiana Pacific Corp.                 55,364                   982,711
Mead Corporation (The)                  38,768                 1,226,038
Union Camp Corp.                        80,309                 3,453,287
Weyerhaeuser Co.                        61,755                 2,890,906
Willamette Industries, Inc.             53,000                 1,643,000
--------------------------------------------------------------------------------
                                                           $  42,767,966
--------------------------------------------------------------------------------


Photography -- 0.1%
--------------------------------------------------------------------------------
Eastman Kodak Co.                       47,200             $   3,658,000
--------------------------------------------------------------------------------
                                                           $   3,658,000
--------------------------------------------------------------------------------

Printing and Business Products -- 0.7%
--------------------------------------------------------------------------------
American Business Products, Inc.       261,355             $   4,851,402
Avery Dennison Corp.                   803,004                33,274,478
Bowne & Co., Inc.                      172,640                 2,319,850
Consolidated Graphics, Inc.(1)          35,064                 1,663,349
Corporate Express, Inc.(1)              92,486                 1,080,930
Danka Business Systems, PLC              1,000                     5,563
Deluxe Corp.                            80,675                 2,611,853
Donnelley (R.R.) & Sons Co.             32,896                 1,418,640
Harland (John H.) Co.                   51,540                   747,330
Ikon Office Solutions, Inc.            115,500                 1,090,031
Workflow Management, Inc.(1)            79,508                   457,170
--------------------------------------------------------------------------------
                                                           $  49,520,596
--------------------------------------------------------------------------------

Publishing -- 1.9%
--------------------------------------------------------------------------------
Belo (A.H.) Corp.                      110,220             $   2,004,626
Dow Jones & Co., Inc.                1,111,000                50,897,688
Gannett Co., Inc.                      280,900                17,380,688
Houghton Mifflin Co.                    97,400                 3,798,600
McGraw-Hill Companies, Inc. (The)      455,608                40,976,245
Meredith Corp.                         190,000                 7,030,000
The MacClatchy Co., Class A             48,066                 1,631,240
Times Mirror Co., Class A              151,670                 8,408,206
--------------------------------------------------------------------------------
                                                           $ 132,127,293
--------------------------------------------------------------------------------

Real Estate -- 0.5%
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.             55,000             $   1,766,875
Catellus Development Corp.(1)          290,000                 3,987,500
Equity Office Properties Trust           2,812                    67,488
Grubb and Ellis Co.(1)(2)              100,000                   973,375

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
--------------------------------------------------------------------------------

Real Estate (continued)
--------------------------------------------------------------------------------
LaSalle Partners, Inc.(1)(2)           213,193             $   6,231,738
Patriot America Hospitality, Inc.      132,212                 1,173,382
Redwood Trust, Inc.                     71,710                   986,013
Rouse Co. (The)                        127,700                 3,583,581
Trammell Crow Co.(1)(2)                876,098                18,914,043
Ventas, Inc.(1)                         25,600                   292,800
--------------------------------------------------------------------------------
                                                           $  37,976,795
--------------------------------------------------------------------------------

Restaurants -- 1.1%
--------------------------------------------------------------------------------
Bob Evans Farms, Inc.                   48,193             $     948,800
Boston Chicken, Inc.(1)(3)              38,500                       385
Brinker International, Inc.(1)         446,376                10,796,720
CKE Restaurants, Inc.(2)               100,000                 2,629,496
CKE Restaurants, Inc.(2)                10,000                   262,599
Lone Star Steakhouse and Saloon,
  Inc.(1)                              145,981                 1,167,848
Lone Star Steakhouse and Saloon,
  Inc.(1)(2)                           200,000                 1,597,333
McDonald's Corp.                       263,100                17,594,813
Outback Steakhouse, Inc.(1)             77,101                 2,669,622
Outback Steakhouse, Inc.(1)(2)         130,181                 4,498,502
Outback Steakhouse, Inc.(1)(2)         250,000                 8,641,823
Papa John's International, Inc.(1)      25,807                   979,861
Papa John's International,
  Inc.(1)(2)                            51,744                 1,961,381
Sonic Corp.(1)(2)                       47,338                   897,923
Starbucks Corp.(1)                     342,000                14,834,250
Tricon Global Restaurants, Inc.(1)     175,767                 7,645,865
--------------------------------------------------------------------------------
                                                           $  77,127,221
--------------------------------------------------------------------------------

Retail - Food and Drug -- 4.3%
--------------------------------------------------------------------------------
Albertson's, Inc.                    2,090,219             $ 116,137,792
CVS Corp.                            1,980,000                90,461,249
General Nutrition Companies,
  Inc.(1)                               44,460                   647,449
Hannaford Brothers Co.                  30,849                 1,351,572
Kroger Co. (The)(1)                     22,800                 1,265,400
Rite Aid Corp.                           6,000                   238,125
Safeway, Inc.(1)                     1,677,501                80,205,516
Walgreen Co.                            13,750                   669,453
Whole Foods Market, Inc.(1)             90,000                 3,605,625
Winn-Dixie Stores, Inc.                220,221                 7,473,750
--------------------------------------------------------------------------------
                                                           $ 302,055,931
--------------------------------------------------------------------------------

Retail - General -- 2.0%
--------------------------------------------------------------------------------
99 (cent) Only Stores(1)(2)            342,670             $  15,836,337
Casey's General Stores, Inc.(2)         75,000                 1,048,688
Dayton Hudson Corp.                        270                    11,441
Department 56, Inc.(1)                 190,000                 5,925,625
Dollar General Corp.                    25,625                   611,797
Dollar Tree Stores, Inc.(1)            292,500                11,279,531
Dollar Tree Stores, Inc.(1)(2)         247,792                 9,549,109
Harcourt General, Inc.                 216,416                10,536,754
May Department Stores Co. (The)        104,008                 6,344,488
Nordstrom, Inc.                         27,610                   754,098
Penney (J.C.) Company, Inc.          1,101,673                52,329,468
Wal-Mart Stores, Inc.                  396,890                27,385,410
--------------------------------------------------------------------------------
                                                           $ 141,612,746
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.3%
--------------------------------------------------------------------------------
Abercrombie and Fitch Co., Class
  A(1)                                   2,802             $     111,204
Burlington Coat Factory Warehouse
  Corp.                                543,600                 8,154,000
CompUSA, Inc.(1)                         1,000                    13,875
Home Depot, Inc. (The)               2,374,361               103,284,703
Limited, Inc. (The)                    205,000                 5,253,125
Lowe's Companies, Inc.                  60,000                 2,021,250
Office Depot, Inc.(1)                  140,000                 3,500,000
OfficeMax, Inc.(1)                     300,000                 2,737,500
Pep Boys - Manny, Moe & Jack (The)      35,476                   554,313
Pep Boys - Manny, Moe & Jack
  (The)(2)                              62,500                   975,911
Pier 1 Imports, Inc.(2)                150,000                 1,385,766
Pier 1 Imports, Inc.(2)                 75,000                   692,594
Republic Industries, Inc.(1)         1,748,523                28,085,651
Staples, Inc.(1)                        50,000                 1,631,250
Tiffany and Co.                         22,000                   710,875
TJX Companies, Inc. (The)                  500                     9,469
Toys "R" Us, Inc.(1)                    73,255                 1,433,051
--------------------------------------------------------------------------------
                                                           $ 160,554,537
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 1.4%
--------------------------------------------------------------------------------
Corning, Inc.                          130,000             $   4,720,625
Dexter Corp. (The)                      36,139                 1,057,066
Ecolab, Inc.                         2,088,536                62,395,012
International Flavors &
Fragrances, Inc.                       148,101                 5,544,531
International Specialty Products,
  Inc.(1)                               59,000                   792,813
MacDermid, Inc.                         30,000                 1,098,750
Millipore Corp.                        261,340                 6,435,498


                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares              Value
--------------------------------------------------------------------------------

Specialty Chemicals and Materials (continued)
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Co.                                   37,685             $   3,014,800
Morton International, Inc.              34,000                   845,750
Nalco Chemical Co.                     224,852                 6,956,359
Pall Corp.                             216,000                 5,454,000
--------------------------------------------------------------------------------
                                                           $  98,315,204
--------------------------------------------------------------------------------

Tobacco -- 0.2%
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.               215,494             $  11,017,131
--------------------------------------------------------------------------------
                                                           $  11,017,131
--------------------------------------------------------------------------------

Transportation -- 0.4%
--------------------------------------------------------------------------------
Arnold Industries, Inc.                148,543             $   1,893,923
Burlington Northern Santa Fe Corp.     188,799                 5,829,169
Coach USA, Inc./(1)/                   168,889                 4,528,336
Coach USA, Inc./(1)//(2)/              185,676                 4,975,451
FDX Corp./(1)/                          93,723                 4,926,315
Heartland Express, Inc./(1)/           250,000                 4,500,000
Union Pacific Corp.                     92,081                 4,385,358
--------------------------------------------------------------------------------
                                                           $  31,038,552
--------------------------------------------------------------------------------

Trucks and Parts -- 0.0%
--------------------------------------------------------------------------------
Paccar, Inc.                            46,602             $   2,033,012
--------------------------------------------------------------------------------
                                                           $   2,033,012
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $4,918,536,928)                       6,503,610,020
--------------------------------------------------------------------------------

Put Options Purchased -- 0.1%

Computers and Business Equipment -- 0.1%
--------------------------------------------------------------------------------
Dell Computer, Expires 1/16/99,
  Strike Price 45                      250,000             $     468,750
Dell Computer, Expires 1/16/99,
  Strike Price 50                      250,000                   718,750
Dell Computer, Expires 2/20/99,
  Strike Price 50                      250,000                   906,250
Dell Computer, Expires 2/20/99,
  Strike Price 55                      500,000                 2,500,000
--------------------------------------------------------------------------------
                                                           $   4,593,750
--------------------------------------------------------------------------------

Total Put Options Purchased
    (identified cost $5,771,939)                           $   4,593,750
--------------------------------------------------------------------------------

Convertible Preferred Stocks-- 0.3%

Entertainment -- 0.3%
--------------------------------------------------------------------------------
Time Warner Inc., Series J/(3)/        100,187             $  19,992,930
Time Warner Inc., Series J/(3)/         21,410                 4,263,952
--------------------------------------------------------------------------------
                                                           $  24,256,882
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 0.0%
--------------------------------------------------------------------------------
American General Corp., Series D        21,474             $   1,256,229
--------------------------------------------------------------------------------
                                                           $   1,256,229
--------------------------------------------------------------------------------

Insurance -- 0.0%
--------------------------------------------------------------------------------
Aetna, Inc., Series C                      449             $      32,104
--------------------------------------------------------------------------------
                                                           $      32,104
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
    (identified cost $14,428,021)                          $  25,545,215
--------------------------------------------------------------------------------

Commercial Paper -- 7.0%

                                    Face Amount
Name of Company                     (000's omitted)        Value
--------------------------------------------------------------------------------
Corporate Asset Funding, Inc.,
  5.55%, 11/2/98                    $   12,813             $  12,811,025
Corporate Receivables Corp.,
  5.65%, 11/2/98                        85,000                84,986,660
CXC, Inc., 5.65%, 11/2/98               95,000                94,985,090
Ford Motor Credit Co., 4.98%,
  11/2/98                               20,733                20,730,132
Ford Motor Credit Co., 5.13%,
  11/4/98                               93,075                93,035,210
General Electric Capital Co.,
  5.69%, 11/2/98                        95,000                94,984,985
Panasonic Finance, 5.64%, 11/2/98        8,313                 8,311,698
Prudential Funding Corp., 4.95%,
  11/3/98                               75,000                74,979,375
--------------------------------------------------------------------------------
Total Commercial Paper
    (identified cost $484,824,175)                        $  484,824,175
--------------------------------------------------------------------------------
Total Investments-- 100.5%
    (identified cost $5,423,561,063)                      $7,018,573,160
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.5)%                  $  (32,894,676)
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                      $6,985,678,484
--------------------------------------------------------------------------------

ADR-American Depositary Receipt
/(1)/ Non-income producing security.
/(2)/ Security restricted from resale for a period not exceeding two years.
      These securities may be distributed to investors in payment for capital withdrawals. At October 31, 1998, the value of these securities amounted to $404,092,153 or 5.8% of net assets.
/(3)/ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                        See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998
FINANCIAL STATEMENTS
Statement of Assets and Liabilities


As of October 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost $5,423,561,063)                      $7,018,573,160
Cash                                                             140,335
Receivable for investments sold                               30,029,857
Dividends and interest receivable                              4,969,250
Tax reclaim receivable                                            27,580
Other assets                                                      15,734
Prepaid expenses                                                 375,518
Deferred organization expenses                                     4,528
--------------------------------------------------------------------------------
Total assets                                              $7,054,135,962
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                         $   68,280,650
Payable to affiliate for Trustees' fees                              190
Other accrued expenses                                           176,638
--------------------------------------------------------------------------------
Total liabilities                                         $   68,457,478
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                             $6,985,678,484
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                           $5,390,665,865
Net unrealized appreciation (computed on the basis
    of identified cost)                                    1,595,012,619
--------------------------------------------------------------------------------
Total                                                     $6,985,678,484
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 1998
Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes, $555,644)                $   54,405,581
Interest                                                      11,564,060
--------------------------------------------------------------------------------
Total investment income                                   $   65,969,641
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                    $   24,370,514
Trustees fees and expenses                                        30,273
Custodian fee                                                    729,631
Legal and accounting services                                    129,922
Amortization of organization expenses                              2,176
Miscellaneous                                                    384,423
--------------------------------------------------------------------------------
Total expenses                                            $   25,646,939
--------------------------------------------------------------------------------

Net investment income                                     $   40,322,702
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $  (88,268,073)
--------------------------------------------------------------------------------
Net realized loss                                         $  (88,268,073)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                   $  540,179,532
--------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation)                                        $  540,179,532
--------------------------------------------------------------------------------

Net realized and unrealized gain                          $  451,911,459
--------------------------------------------------------------------------------

Net increase in net assets from operations                $  492,234,161
--------------------------------------------------------------------------------

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998
FINANCIAL STATEMENTS CONT'D
Statements of Changes in Net Assets

Increase (Decrease)                    Year Ended              Year Ended
in Net Assets                          October 31, 1998        October 31, 1997
--------------------------------------------------------------------------------
From operations--
     Net investment income            $      40,322,702       $      14,399,615
     Net realized gain (loss)               (88,268,073)             52,637,579
     Net change in unrealized
         appreciation (depreciation)        540,179,532             375,109,348
--------------------------------------------------------------------------------
Net increase in net assets
     from operations                  $     492,234,161       $     442,146,542
--------------------------------------------------------------------------------
Capital transactions --
     Contributions                    $   4,084,235,841       $   1,907,707,281
     Withdrawals                           (462,237,336)           (415,207,575)
--------------------------------------------------------------------------------
Net increase in net assets from
     capital transactions             $   3,621,998,505       $   1,492,499,706
--------------------------------------------------------------------------------

Net increase in net assets            $   4,114,232,666       $   1,934,646,248
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $   2,871,445,818       $     936,799,570
--------------------------------------------------------------------------------
At end of year                        $   6,985,678,484       $   2,871,445,818
--------------------------------------------------------------------------------



                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998
FINANCIAL STATEMENTS CONT'D
Supplementary Data


                                                                                       Year Ended October 31,
                                                                ---------------------------------------------------------------
                                                                        1998               1997                  1996(1)
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                   0.50%               0.56%                0.66%(2)
Net investment income                                                      0.78%               0.81%                0.91%(2)
Portfolio Turnover                                                           12%                 14%                   6%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                            $  6,985,678        $  2,871,446           $  936,800
-------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, December 1, 1995, to October 31, 1996.
(2) Annualized.



                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1998
NOTES TO FINANCIAL STATEMENTS

1    Significant Accounting Policies
    ----------------------------------------------------------------------------
     Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which is organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

     D Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E Put Options -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     F Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

Tax-Managed Growth Portfolio as of October 31, 1998
NOTES TO FINANCIAL STATEMENTS CONT'D


     G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2    Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 1998, the adviser fee was 0.47% of the Portfolio's average net assets. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1998, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

3    Investment Transactions
    ----------------------------------------------------------------------------
     Purchases and sales of investments, other than short-term obligations, aggregated $2,151,267,687 and $608,237,096, respectively. In addition, investments having an aggregate market value of $136,368,120 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $125,868,954. During the year ended October 31, 1998, investors contributed securities with a value of $1,855,101,919.


4    Federal Income Tax Basis of Investment
    ----------------------------------------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1998, as computed on a federal income tax basis, are as follows:

     Aggregate cost                                      $2,952,967,635
     --------------------------------------------------------------------
     Gross unrealized appreciation                       $4,098,117,808

     Gross unrealized depreciation                          (32,512,283)
     --------------------------------------------------------------------

     Net unrealized appreciation                         $4,065,605,525
    ---------------------------------------------------------------------


5    Financial Instruments
    ----------------------------------------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

     The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     The Portfolio did not have any open obligations under these financial instruments at October 31, 1998.

6    Line of Credit
    ----------------------------------------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $80 million ($130 million effective November 12, 1998) unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund

Tax-Managed Growth Portfolio as of October 31, 1998
NOTES TO FINANCIAL STATEMENTS CONT'D


     based on its borrowings at the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 1998.

7    Subsequent Event
    ----------------------------------------------------------------------------
     Effective November 1, 1998, the Portfolio changed its fiscal year-end to December 31.

Tax-Managed Growth Portfolio as of October 31, 1998
INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of Tax-Managed Growth Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the supplementary data for the years ended October 31, 1998 and 1997 and for the period from the start of business, December 1, 1995 to October 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of October 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         December 4, 1998

Eaton Vance Tax-Managed Growth Fund as of October 31, 1998
INVESTMENT MANAGEMENT


Eaton Vance Tax-Managed Growth Fund

Officers
James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice-President

Thomas J. Fetter
Vice-President

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice-President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Tax-Managed Growth Portfolio


Officers
James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Co.

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Eaton Vance Tax-Managed Growth Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     TCSRC-12/98